As filed with the Securities and Exchange Commission on April 4, 2005

                                              1933 Act Registration No. 333-____

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

          [X]   Pre-Effective                    [ ]   Post-Effective
                Amendment No. 1                        Amendment No.

                               PHOENIX SERIES FUND
                             (Phoenix Balanced Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                              ---------------------

                    (Address of Principal Executive Offices)

                           Matthew A. Swendiman, Esq.
                                     Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056

                              ---------------------

                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         The Registrant has registered an indefinite amount of securities of its Phoenix Balanced Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended October 31, 2004 was filed with the Commission on or about January 20, 2005.

         It is proposed that this filing will become effective on April __, 2005 pursuant to Rule 488 of the Securities Act of 1933.

                        PHOENIX STRATEGIC ALLOCATION FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                                  April __, 2005

Dear Shareholder:

         The Board of Trustees of Phoenix Strategic Allocation Fund ("Strategic Allocation") has approved the reorganization of Strategic Allocation into Phoenix Balanced Fund ("Balanced"), a series of Phoenix Series Fund. Balanced's investment objective and investment strategies are substantially similar to those of Strategic Allocation. The reorganization is expected to be completed on or about April 29, 2005. Once the reorganization is completed, you will become a shareholder of Balanced and will receive shares of the corresponding class of Balanced with an aggregate net asset value equal to the aggregate net asset value of your investment in Strategic Allocation. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. or one of its affiliates will pay all costs of the reorganization.

         The Board of Trustees of Strategic Allocation believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Strategic Allocation and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                                          Sincerely,



                                                          Daniel T. Geraci
                                                          President

                                       Table of Contents                                                       Page
                                       -----------------                                                       ----

SUMMARY...........................................................................................................4
         Why is the Reorganization occurring?.....................................................................4
         What are the key features of the Reorganization?.........................................................4
         After the Reorganization, what shares of Balanced will I own?............................................4
         How will the Reorganization affect me?...................................................................4
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............5
         How do the Funds fees and expenses compare?.............................................................10
         How do the Funds' performance records compare?..........................................................14
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?.......17
         Who will be the Adviser and Subadviser of my Fund after the Reorganization?  What will the advisory and sub-advisory fees be after the Reorganization?......................................................17
         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS............................................................................................................20
         Are the risk factors for the Funds similar?.............................................................20
         What are the primary risks of investing in each Fund?...................................................20
INFORMATION ABOUT THE REORGANIZATION.............................................................................24
         Reasons for the Reorganization..........................................................................24
         Agreement and Plan of Reorganization....................................................................25
         Federal Income Tax Consequences.........................................................................26
         Pro-forma Capitalization................................................................................28
         Distribution of Shares..................................................................................29
         Purchase and Redemption Procedures......................................................................30
         Exchange Privileges.....................................................................................30
         Dividend Policy.........................................................................................30
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................31
         Form of Organization....................................................................................31
         Capitalization..........................................................................................31
         Shareholder Liability...................................................................................31
         Shareholder Meetings and Voting Rights..................................................................32
         Liquidation.............................................................................................33
         Liability and Indemnification of Trustees...............................................................33
         Shareholder Information.................................................................................34
         Control Persons and Principal Holders of Securities.....................................................34
FINANCIAL STATEMENTS AND EXPERTS.................................................................................34
LEGAL MATTERS....................................................................................................35
ADDITIONAL INFORMATION...........................................................................................35
Exhibit A--Form of Agreement and Plan of Reorganization..........................................................A-1
Exhibit B--Management's Discussion and Analysis..................................................................B-1

                            ACQUISITION OF ASSETS OF

                        PHOENIX STRATEGIC ALLOCATION FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                        BY AND IN EXCHANGE FOR SHARES OF

                              PHOENIX BALANCED FUND
                                   a series of
                               PHOENIX SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                        PROSPECTUS/INFORMATION STATEMENT

                              DATED APRIL __, 2005

         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Strategic Allocation Fund ("Strategic Allocation") into the Phoenix Balanced Fund ("Balanced"), a series of Phoenix Series Fund. This Prospectus/Information Statement is being mailed on or about ______, 2005.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Strategic Allocation approved the reorganization of Strategic Allocation into Balanced, a series of Phoenix Series Fund. Strategic Allocation and Balanced are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Strategic Allocation will be acquired by Balanced in exchange for Class A, Class B and Class C shares of Balanced and the assumption by Balanced of the liabilities of Strategic Allocation (the "Reorganization"). Class A, Class B and Class C shares of Balanced will be distributed to each shareholder in liquidation of Strategic Allocation, and Strategic Allocation will be terminated. You will then hold that number of full and fractional shares of Balanced which have an aggregate net asset value equal to the aggregate net asset value of your shares of Strategic Allocation.

         Strategic Allocation is a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Balanced is a separate diversified series of Phoenix Series Fund, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Strategic Allocation is similar to that of Balanced, as follows:

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              Fund                                              Investment Objective
              ----                                              --------------------
-------------------------------------------------------------------------------------------------------------
Strategic Allocation                             Provide the highest total return consistent with
                                                 reasonable risk.

-------------------------------------------------------------------------------------------------------------
Balanced                                         Reasonable income, long-term capital growth and
                                                 conservation of capital.

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The investment strategies for Strategic Allocation are substantially similar to those for Balanced.

         This Prospectus/Information Statement explains concisely the information about Balanced that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

-----------------------------------------------------------------------------------------------------------------------
Information about Strategic Allocation:                              How to Obtain this Information:
--------------------------------------                               -------------------------------
-----------------------------------------------------------------------------------------------------------------------
Prospectus of Strategic Allocation, dated March 15, 2004,            Copies are available upon request and
as supplemented on January 3, 2005 and March 18, 2005                without charge if you:

Statement of Additional Information of Strategic                     o Go to the Individual Investors section
Allocation, dated March 15, 2004, as supplemented on                   of the Phoenix Funds Website at
April 15, 2004, January 3, 2005 and March 18, 2005                     PhoenixInvestments.com

Annual Report of Strategic Allocation for the year                   o Write to Phoenix Equity Planning
ended December 31, 2004                                                Corporation, 56 Prospect Street,
                                                                       P.O. Box 150480, Hartford, CT 06115-0480; or
                                                                     o Call (800) 243-4361 toll-free.
-----------------------------------------------------------------------------------------------------------------------
Information about Balanced:                                          How to Obtain this Information:
--------------------------                                           -------------------------------
-----------------------------------------------------------------------------------------------------------------------
Prospectus of Phoenix Series Fund relating to Balanced,              Copies are available upon request and without
dated April 28, 2005, which accompanies this                         charge if you:
Prospectus/Information Statement

Statement of Additional Information of Phoenix Series Fund           o Go to the Individual Investors section
relating to Balanced, dated April 28, 2005                             of the Phoenix Funds Website at
                                                                       PhoenixInvestments.com

Annual Report of Phoenix Series Fund relating to                     o Write to Phoenix Equity Planning
                                                                       Corporation, 56 Prospect Street, P.O.
Balanced for the year ended October 31, 2004                           Box 150480, Hartford, CT 06115-0480; or

                                                                     o Call (800) 243-4361 toll-free.
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                                       2


-----------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                                How to Obtain this Information:
------------------------------------                                 -------------------------------

-----------------------------------------------------------------------------------------------------------------------
Statement of Additional Information dated April __,                  Copies are available upon request and without
2005, which relates to this Prospectus/Information                   charge if you:
Statement and the Reorganization

                                                                     o Write to Phoenix Equity Planning
                                                                       Corporation, 56 Prospect Street, P.O.
                                                                       Box 150480, Hartford, CT 06115-0480; or

                                                                     o Call (800) 243-4361 toll-free.

-----------------------------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         Information relating to Strategic Allocation contained in its Prospectus dated March 15, 2004, as supplemented on January 3, 2005 and March 18, 2005 (SEC File No. 811-01442) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Balanced contained in the Prospectus of Phoenix Series Fund dated April 28, 2005 (SEC File No. 811-00810) also is incorporated by reference in this document. The Statement of Additional Information dated April __, 2005 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Strategic Allocation for the year ended December 31, 2004, financial statements of Phoenix Series Fund relating to Balanced for the year ended October 31, 2004 and pro forma financial statements of Phoenix Series Fund relating to Balanced for the twelve month period ended October 31, 2004, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN BALANCED:

o  is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o  is not endorsed by any bank or government agency
o involves investment risk, including possible loss of the purchase payment of your original investment

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
                  REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         Both Funds are managed and constructed in a very similar style and composition. The proposed reorganization will allow shareholders of Strategic Allocation to own a fund very similar in style, but with a lower fee structure. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Balanced.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Strategic Allocation to Balanced in exchange for Class A, Class B and Class C shares of Balanced;
o    the assumption by Balanced of all of the liabilities of Strategic
     Allocation;
o the liquidation of Strategic Allocation by distribution of Class A, Class B and Class C shares of Balanced to Strategic Allocation's shareholders; and
o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about April 29, 2005.

AFTER THE REORGANIZATION, WHAT SHARES OF BALANCED WILL I OWN?

         If you own Class A, Class B or Class C shares of Strategic Allocation, you will own Class A, Class B or Class C shares, respectively, of Balanced.

         The new shares you receive will have the same total value as your shares of Strategic Allocation, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Balanced are less than the operating expenses of Strategic Allocation. As of October 31, 2004, Balanced's total operating expense ratios for Class A and Class B shares were 1.06% and 1.80%, respectively, of average daily net assets and as of December 31, 2004, Strategic Allocation's total operating expense ratios were 1.21% and 1.95% for Class A and Class B shares, respectively.

o OPERATING EFFICIENCIES: Upon the reorganization of Strategic Allocation into Balanced, operating efficiencies may be achieved by Balanced because it will have a greater level of assets. As of December 31, 2004, Strategic Allocation's total net assets were approximately $338.6 million, and Balanced's total net assets were approximately $937.0 million.

         After the Reorganization the value of your shares will depend on the performance of Balanced rather than that of Strategic Allocation. The Trustees of each of Strategic Allocation and Phoenix Series Fund believe that the Reorganization will benefit both Strategic Allocation and Balanced. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

         Like Strategic Allocation, Balanced will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B or Class C shares of Balanced or distributed in cash, if you have so elected.

         The Trustees of Strategic Allocation, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Strategic Allocation, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Phoenix Series Fund have also approved the Reorganization on behalf of Balanced.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?


         The investment objective and investment strategies of Strategic Allocation are similar to those of Balanced. The investment objective of each Fund is fundamental, which means that it generally may not be changed without shareholder approval. However, no shareholder approval is required where, as here, the investment objective of a selling fund (Strategic Allocation) is not materially different from the investment objective of a surviving fund (Balanced).


         The following tables summarize a comparison of Strategic Allocation and Balanced with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

   -----------------------------------------------------------------------------
                      STRATEGIC ALLOCATION

   -----------------------------------------------------------------------------
   Investment         Provide the highest total return consistent with
   Objective          reasonable risk.

   -----------------------------------------------------------------------------
   Principal          The Fund invests principally in stocks, bonds and other
   Investment         debt securities which are rated at the time of investment
   Strategies         within the four highest rating categories, including
                      obligations issued by corporations, governments and municipalities, and money market instruments. The Fund may invest any amount or proportion of assets in each of these three types of securities and the adviser may adjust the mix of investments when, in the adviser's opinion, an adjustment will enable the Fund to capitalize on perceived variations in return potential based upon changes in economic and market conditions. The Fund generally invests approximately 60% in equity securities and 40% in fixed income securities.

                      Equity securities are selected from among the 1,500 largest companies traded in the United States based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. The adviser also considers current industry conditions and a company's future growth prospects. The adviser then attempts to construct an equity portfolio that seeks to outperform the Standard & Poor's 500 Index ("S&P 500 Index"). At ____, 200_, the weighted average market capitalization of the Fund's equity portfolio was $____ billion.

                      Fixed income securities are selected using a sector rotation approach. The adviser seeks to adjust the portion of Fund investment in various sectors (such as municipals, asset-backeds and corporate high yields) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

                      The Fund may invest in mortgage- and asset-backed securities. At February 28, 2005, the Fund had less than 10% of its assets invested in either type of these securities.

                      The Fund may also invest in high yield-high risk securities.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the Fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. On December 31, 2004, the modified adjusted duration of the Lehman Brothers Aggregate Index was 4.34 years; the modified adjusted duration of the Fund's fixed income holdings was ___ years.

                      Fixed income securities selected for Fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its fixed income benchmark. On December 31, 2004 the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the Fund's fixed income holdings was ____ years.

                      Generally, the Fund invests less than 5% of its assets in either foreign equity securities or foreign corporate securities.

                      The Fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase costs to the Fund, may negatively affect Fund performance, and may increase capital gain distributions, resulting in greater tax liability to shareholders.

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                      BALANCED

   -----------------------------------------------------------------------------
   Investment         Reasonable income, long-term capital growth and
   Objective          conservation of capital.

   -----------------------------------------------------------------------------
   Principal          Under normal market circumstances, the Fund invests at
   Investment         least 65% of its assets in common stocks and fixed income
   Strategies         securities of both U.S. and foreign issuers. Generally,
                      the Fund invests approximately 60% in equity securities and 40% in fixed income securities.

                      The subadviser uses a blended approach in its equity security selection process, combining a pursuit of growth and income. Equity securities are selected by first using a screening process targeting investment criteria such as valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the subadviser projects future growth in earnings and dividends, earnings momentum and relative under-
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      valuation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the subadviser develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.

                      As to the equity portion of the Fund's portfolio, the Fund primarily purchases securities of large capitalization companies; however, the Fund may purchase equity securities of companies in the small and medium capitalization ranges. At December 31, 2004, the market capitalization range for the equity portion of the Fund's portfolio was $2.0 billion to $385.88 billion.

                      Fixed income securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of Fund investment in various sectors and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

                      The Fund may invest in mortgage- and asset-backed securities. At February 28, 2005, the Fund had less than 10% of its assets invested in either type of these securities.

                      Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the Fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. On December 31, 2004 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years; the modified adjusted duration of the Fund's fixed income holdings was 4.48 years.

                      Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. On December 31, 2004 the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the Fund's fixed income holdings was 5.63 years.

                      As to the fixed income portion of the Fund's portfolio, the Fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      Treasury securities. The Fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."

                      The Fund generally invests less than 5% of its assets in either foreign equity securities or foreign corporate securities.

   -----------------------------------------------------------------------------

         The principal risks of investing in Balanced are similar to those of investing in Strategic Allocation. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies

o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Mortgage-related security risk - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates)

o Asset-backed security risk - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities

o High Yield Debt Security Risk - High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

         Strategic Allocation and Balanced may invest a portion of their assets in cash, cash equivalents such as U.S. Government securities, money market instruments, or high grade commercial paper as a temporary defensive strategy when, in the belief of the adviser, adverse market conditions warrant doing so. This strategy, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Because Strategic Allocation and Balanced have substantially similar investment objectives and investment strategies, it is not anticipated that the securities held by Strategic Allocation may be sold in significant amounts in order to comply with the policies and investment practices of Balanced in connection with the Reorganization.

HOW DO THE FUNDS FEES AND EXPENSES COMPARE?

         Strategic Allocation offers three classes of shares (Class A, Class B and Class C). Balanced offers two classes of shares (Class A and Class B). Class C shares of Balanced will first become available no later than the date of the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class C shares of each of the Funds. The table entitled "Balanced Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A, Class B and Class C (Strategic Allocation only) shares of Strategic Allocation and Balanced set forth in the following tables and in the examples are based on the expenses for Strategic Allocation and Balanced for the twelve month period ended October 31, 2004. The expenses for Class C shares of Balanced are based on the expenses of that Fund's Class B shares, adjusted for the different deferred sales charge and the fact that Class B shares convert to Class A shares after eight years. The amounts for Class A, Class B and Class C shares of Balanced (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Balanced would have been for the twelve month period ended October 31, 2004, assuming the Reorganization had taken place.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                  STRATEGIC ALLOCATION                       BALANCED
                                  --------------------                       --------
-----------------------------------------------------------------------------------------------------
                            Class A     Class B      Class C     Class A      Class B       Class C
                            -------     -------      -------     -------      -------       -------
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge         5.75%        None        None        5.75%         None         None
(Load) Imposed on a
Purchase (as a
percentage of offering
price)
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales       None         5%*         1%**         None         5%*          1%**
Charge (Load) (as a
percentage of the
lesser of the value
redeemed or the amount
invested)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge         None         None        None         None         None         None
(Load) Imposed on
Reinvested Dividends
-----------------------------------------------------------------------------------------------------
Redemption Fee               None         None        None         None         None         None
-----------------------------------------------------------------------------------------------------
Exchange Fee                 None         None        None         None         None         None
-----------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------
                                                     BALANCED
                                                    (PRO FORMA)
                                                    -----------
          ----------------------------------------------------------------------
                                          Class A       Class B       Class C
                                          -------       -------       -------
          ----------------------------------------------------------------------
          Maximum Sales Charge (Load)      5.75%         None          None
          Imposed on a Purchase (as a
          percentage of offering
          price)
          ----------------------------------------------------------------------
          Maximum Deferred Sales            None          5%*          1%**
          Charge (Load) (as a
          percentage of the lesser of
          the value redeemed or the
          amount invested)
          ----------------------------------------------------------------------
          Maximum Sales Charge (Load)       None         None          None
          Imposed on
          Reinvested
          ----------------------------------------------------------------------

----------------------------- ------------- ------------ -------------
Dividends
----------------------------- ------------- ------------ -------------
Redemption Fee                    None         None          None
----------------------------- ------------- ------------ -------------
Exchange Fee                      None         None          None
----------------------------- ------------- ------------ -------------

Fees and Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------

-------------------------------------------------------------- -------------------------------------
                         STRATEGIC ALLOCATION                                     BALANCED
                         --------------------                                     --------
-------------------------------------------------------------- -------------------------------------
                          Class A     Class B      Class C      Class A     Class B      Class C
                          -------     -------      -------      -------     -------      -------
------------------------ ----------- ----------- ------------ ------------ ----------- ------------
Management Fees            0.65%       0.65%        0.65%        0.55%       0.55%        0.55%
------------------------ ----------- ----------- ------------ ------------ ----------- ------------
Distribution and           0.25%       1.00%        1.00%        0.25%       1.00%        1.00%
Service (12b-1) Fees***
------------------------ ----------- ----------- ------------ ------------ ----------- ------------
Other Expenses             0.29%       0.29%        0.29%        0.26%       0.26%        0.26%
------------------------ ----------- ----------- ------------ ------------ ----------- ------------
Total Annual Fund          1.19%       1.94%        1.94%        1.06%       1.81%        1.81%
Operating Expenses
------------------------ ----------- ----------- ------------ ------------ ----------- ------------


----------------------------- ----------------------------------------
                                             BALANCED
                                            (PRO FORMA)
                                            -----------
----------------------------- ------------- ------------ -------------
                                Class A       Class B      Class C
                                -------       -------      -------
----------------------------- ------------- ------------ -------------
Management Fees                  0.54%         0.54%        0.54%
----------------------------- ------------- ------------ -------------
Distribution and Service         0.25%         1.00%        1.00%
(12b-1) Fees***
----------------------------- ------------- ------------ -------------
Other Expenses                   0.25%         0.25%        0.25%
----------------------------- ------------- ------------ -------------
Total Annual Fund Operating      1.04%         1.79%        1.79%
Expenses
----------------------------- ------------- ------------ -------------

* The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

** The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

*** Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Strategic Allocation versus Balanced and Balanced Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         Examples of Fund Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                          STRATEGIC ALLOCATION
                                                          --------------------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class A                  $689                 $931               $1,192               $1,935
          Class B                  $597                 $810               $1,049               $2,073
          Class C                  $297                 $610               $1,048               $2,267
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                                BALANCED
                                                                --------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class A                  $677                 $893               $1,126               $1,795
          Class B                  $584                 $769                $980                $1,930
          Class C                  $284                 $569                $980                $2,127
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                           BALANCED PRO FORMA
                                                           ------------------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class A                  $675                 $887               $1,116               $1,773
          Class B                  $582                 $763                $970                $1,908
          Class C                  $282                 $563                $970                $2,105
          ----------------- -------------------- ------------------- -------------------- -------------------


         You would pay the following expenses if you did not redeem your shares:

          ----------------- ---------------------------------------------------------------------------------
                                                          STRATEGIC ALLOCATION
                                                          --------------------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class B                  $197                 $610               $1,049               $2,073
          Class C                  $197                 $610               $1,048               $2,267
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                                BALANCED
                                                                --------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class B                  $184                 $569                $980                $1,930
          Class C                  $184                 $569                $980                $2,127
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                           BALANCED PRO FORMA
                                                           ------------------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class B                  $182                 $563                $970                $1,908
          Class C                  $182                 $563                $970                $2,105
          ----------------- -------------------- ------------------- -------------------- -------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class A shares of Strategic Allocation and Balanced have performed in the past. The Class A shares are the oldest class outstanding for Strategic Allocation and Balanced. The Class B and Class C shares of Strategic Allocation commenced operations on October 24, 1994 and March 15, 2004, respectively. The Class B shares of Balanced commenced operations on July 15, 2004. Class C shares of Balanced will first become available no later than the date of the Reorganization. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the Class A shares of Balanced and Strategic Allocation in each full calendar year over a ten-year period.(1)

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                              STRATEGIC ALLOCATION

-------------- ----------- ----------- ------------ ----------- ---------- ------------ ----------- ---------- ----------
   18.23%        8.78%       20.68%      20.38%       10.97%     -0.41%       1.52%      -11.67%     19.23%      7.14%






     95            96          97          98           99         00          01           02         03         04
-------------- ----------- ----------- ------------ ----------- ---------- ------------ ----------- ---------- ----------
                                             High Quarter: 4th - 1998 16.05%
                                              Low Quarter: 3rd - 2002 -9.16%
                            Year-to-date performance (through March 31, 2005) is ____

                                                    BALANCED

-------------- ------------ ----------- ------------ ----------- ----------- -------- ------------ ----------- ----------
   23.39%         8.58%       18.33%      18.52%       10.76%      -0.38%     1.92%     -11.56%      18.60%      7.17%






     95            96           97          98           99          00        01         02           03         04
-------------- ------------ ----------- ------------ ----------- ----------- -------- ------------ ----------- ----------
                                             High Quarter: 4th - 1998 13.59%
                                              Low Quarter: 3rd - 2002 -8.96%
                            Year-to-date performance (through March 31, 2005) is ____

(1) Each Fund's annual returns in the charts above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

         The next set of tables lists the average annual total return by class of Strategic Allocation and Balanced for the past one, five and ten years (through December 31, 2004). The after-tax returns shown are for Class A, the oldest class of Strategic Allocation and Balanced; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2004)(2)
         ----------------------------------------------------------------

       ---------------------------- --------------- --------------- ----------------
       STRATEGIC ALLOCATION            1 Year          5 Years         10 Years
       --------------------             Ended           Ended            Ended
                                       12/31/04        12/31/04        12/31/04
                                       --------        --------        ---------
       ---------------------------- --------------- --------------- ----------------
       Class A shares
       ---------------------------- --------------- --------------- ----------------
           Return Before Taxes          0.98%           1.46%            8.35%
       ---------------------------- --------------- --------------- ----------------
           Return After Taxes on        .044%           0.21%            5.54%
           Distributions(3)
       ---------------------------- --------------- --------------- ----------------
           Return After Taxes on        0.93%           0.63%            5.53%
           Distributions and Sale
           of Fund Shares(3)
       ---------------------------- --------------- --------------- ----------------
       Class B shares
       ---------------------------- --------------- --------------- ----------------
           Return Before taxes          2.31%           1.89%            8.17%
       ---------------------------- --------------- --------------- ----------------
       Class C shares
       ---------------------------- --------------- --------------- ----------------
           Return Before taxes           N/A             N/A              N/A
       ---------------------------- --------------- --------------- ----------------
       S&P 500 Index                    10.86%          -2.31%          12.11%
       ---------------------------- --------------- --------------- ----------------
       Lehman Brothers Aggregate        4.34%           7.71%            7.72%
           Bond Index
       ---------------------------- --------------- --------------- ----------------

       Balanced Benchmark               8.29%           1.98%           10.69%
       ---------------------------- --------------- --------------- ----------------

       ---------------------------- --------------- --------------- ----------------
       BALANCED                        1 Year          5 Years         10 Years
       --------                         Ended           Ended            Ended
                                       12/31/04        12/31/04        12/31/04
                                       --------        --------        --------
       ---------------------------- --------------- --------------- ----------------
       Class A shares
       ---------------------------- --------------- --------------- ----------------
           Return Before Taxes          1.00%           1.47%            8.39%
       ---------------------------- --------------- --------------- ----------------
           Return After Taxes on        -0.16%          -0.05%           5.62%
           Distributions(3)
       ---------------------------- --------------- --------------- ----------------
           Return After Taxes on        1.60%           0.53%            5.69%
           Distributions and Sale
           of Fund Shares(3)
       ---------------------------- --------------- --------------- ----------------
       Class B shares                   2.36%           1.91%            8.22%
       ---------------------------- --------------- --------------- ----------------
           Return Before Taxes
       ---------------------------- --------------- --------------- ----------------
       S&P 500 Index                    10.86%          -2.31%          12.11%
       ---------------------------- --------------- --------------- ----------------
       Lehman Brothers Aggregate        4.34%           7.71%            7.72%
           Bond Index
       ---------------------------- --------------- --------------- ----------------
       Balanced Benchmark               8.29%           1.98%           10.69%
       ---------------------------- --------------- --------------- ----------------

         (2) Each Fund's average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption in the Fund's Class B shares and Class C shares.

         (3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           --------------------------

         The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium- sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Balanced Benchmark is a composite index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. Index performance does not reflect sales charges, any mutual fund expenses or any taxes.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B or Class C shares, as applicable, of Balanced in the same manner as you did for your shares of Strategic Allocation before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.



WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Strategic Allocation and Balanced is the responsibility of, and is supervised by, the respective Boards of Trustees of the Funds.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for each Fund and is responsible for the day-to-day management of each Fund's fixed income investment portfolio. The Adviser selects and pays the fees of the subadviser for the Funds to manage the Funds' equity portfolio and monitors the subadviser's management of each Fund.

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc.

         o The Adviser acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients, with assets under management of approximately $21.8 billion as of December 31, 2004.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

         -----------------------------------------------------------------------

         Subadviser
         ----------

         Engemann Asset Management (the "Subadviser") is the investment subadviser to the Funds. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of each Fund's equity investment portfolio.

         Facts about the Subadviser:

         -----------------------------------------------------------------------

         o The Subadviser acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals.

         o The Subadviser had approximately $3.8 billion in assets under management as of December 31, 2004.

         o The Subadviser is located at 600 North Rosemead Boulevard, Pasadena, California 91107.
         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         Investment and trading decisions for Balanced are made by a team of equity professionals and a team of fixed-income professionals.

         Dong Hao Zhang is the leader of the equity investment team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in Balanced's portfolio. Mr. Zhang is also the equity team leader for Strategic Allocation and Phoenix Value Equity Fund; he is a member of the equity team that manages other of the Phoenix Funds. Mr. Zhang joined Engemann in 2005 and has been with PIC since 1997. Mr. Zhang is Managing Director, Portfolio Manager of Engemann.

         David L. Albrycht is the leader of the fixed income investment team and as such is primarily responsible for the day-to-day decisions related to the fixed income holdings in Balanced's portfolio. Mr. Albrycht is also Portfolio Manager of the Phoenix-Goodwin Multi-Sector Fixed Income Fund and
Phoenix-Goodwin Multi-Sector Short Term Bond Fund. Mr.

Albrycht is a Managing Director, Fixed Income of PIC and has managed fixed income portfolios for PIC since 1992. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of PIC, from 1989 through 1995.

         [TO ADD DISCUSSION OF OTHER MEMBERS OF PORTFOLIO MANAGEMENT TEAMS BY AMENDMENT.]

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Balanced, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Balanced's net assets at the following rates:

           ----------------------------------------------------------
           First $1 billion                              0.55%
           ----------------------------------------------------------
           $1+ billion through $2 billion                0.50%
           ----------------------------------------------------------
           $2+ billion                                   0.45%
           ----------------------------------------------------------


         Sub-advisory Fees
         -----------------

         Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Balanced. Balanced does not pay a fee to the Subadviser. The Adviser pays the Subadviser a sub-advisory fee on the value of the equity portion of Balanced's portfolio at the following rates:

           ----------------------------------------------------------
           First $1 billion                              0.275%
           ----------------------------------------------------------
           $1+ billion through $2 billion                0.250%
           ----------------------------------------------------------
           $2+ billion                                   0.225%
           ----------------------------------------------------------


WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Strategic Allocation and Balanced will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Strategic Allocation or its shareholders for federal income tax purposes as a result of receiving shares of Balanced in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Balanced that are received by the shareholders of Strategic Allocation will be the same as the holding period and aggregate tax basis of the shares of Strategic Allocation previously held by such shareholders, provided that such shares of Strategic Allocation are held as capital assets. In addition, the holding period and tax basis of the assets of Strategic Allocation in the hands of Balanced as a result of the Reorganization will be the same as in the hands of Strategic Allocation immediately prior to the Reorganization, and no gain or loss will be recognized by Balanced upon the receipt of the assets of Strategic Allocation in exchange for shares of Balanced and the assumption by Balanced of Strategic Allocation's liabilities.

RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are similar due to the similar investment objectives and investment policies of Strategic Allocation and Balanced. The risks of Balanced are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

---------------------------------------------------------------------------------------------------------------------
                                      Each of the Funds is subject to MARKET RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                  Invests approximately 60% of its assets in equity securities.
---------------------------------------------------------------------------------------------------------------------
BALANCED                              Invests approximately 60% of its assets in equity securities.
---------------------------------------------------------------------------------------------------------------------

         The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Fund's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines.

---------------------------------------------------------------------------------------------------------------------
                                       Each of the Funds is subject to MARKET CAPITALIZATION RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                   Invests in equity securities of the 1,500 largest companies traded in the
                                       United States.
---------------------------------------------------------------------------------------------------------------------
BALANCED                               Primarily purchases equity securities of large capitalization companies and may purchase equity securities of companies in the small and medium capitalization ranges.
---------------------------------------------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

---------------------------------------------------------------------------------------------------------------------
                                       Each of the Funds is subject to INTEREST RATE RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                   Invests approximately 40% of its assets in fixed income securities.
---------------------------------------------------------------------------------------------------------------------
BALANCED                               Invests approximately 40% of its assets in fixed income securities.
---------------------------------------------------------------------------------------------------------------------

         The values of debt securities, such as U.S. government securities, are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Fund invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Fund's fixed income investments will affect the volatility of the Fund's share price.

---------------------------------------------------------------------------------------------------------------------
                                         Each of the Funds is subject to CREDIT RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                     Invests in debt securities, including mortgage- and asset-
                                         backed securities.

---------------------------------------------------------------------------------------------------------------------
BALANCED                                 Invests in debt securities, including mortgage- and asset-
                                         backed securities.

---------------------------------------------------------------------------------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since each Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

---------------------------------------------------------------------------------------------------------------------
                                         Each of the Funds is subject to FOREIGN INVESTMENT RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                     May invest in securities of foreign issuers.

---------------------------------------------------------------------------------------------------------------------
BALANCED                                 May invest in securities of foreign issuers.
---------------------------------------------------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.

---------------------------------------------------------------------------------------------------------------------
                                         Each of the Funds is subject to MORTGAGE-RELATED SECURITY RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                     May invest in mortgage-backed securities.
---------------------------------------------------------------------------------------------------------------------
BALANCED                                 May invest in mortgage-backed securities.
---------------------------------------------------------------------------------------------------------------------

         Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that a Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. Further, a Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment represented by the premium the Fund paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Fund's shares to fluctuate more.

---------------------------------------------------------------------------------------------------------------------
                                         Each of the Funds is subject to ASSET-BACKED SECURITY RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                     May invest in non-mortgage asset-backed securities.

---------------------------------------------------------------------------------------------------------------------
BALANCED                                 May invest in non-mortgage asset-backed securities.

---------------------------------------------------------------------------------------------------------------------

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles on credit cared receivables may be insufficient to support the payments on the securities.

---------------------------------------------------------------------------------------------------------------------
                                         Each of the Funds is subject to HIGH YIELD DEBT SECURITY RISK.

---------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION                     May invest in high yield-high risk securities.

---------------------------------------------------------------------------------------------------------------------
BALANCED                                 May invest in high yield-high risk securities.

---------------------------------------------------------------------------------------------------------------------

         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Fund with high yield debt securities may be more susceptible to credit risk and market risk than a Fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Fund's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         Both Funds are managed and constructed in a very similar style and composition. The proposed Reorganization will allow shareholders of Strategic Allocation to own a fund very similar in style, but with a lower fee structure and a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Balanced.

         At a regular meeting held on February 23, 2005, all of the Trustees of Strategic Allocation, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Strategic Allocation, and that the interests of existing shareholders of Strategic Allocation will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that the historical performance of Strategic Allocation and Balanced over all time periods was substantially similar.

         The Trustees considered the relative asset size of each Fund, including the benefits of Strategic Allocation joining with a larger entity. As of Decembert 31, 2004, Strategic Allocation's assets were approximately $338.6 million and Balanced's assets were approximately $937.0 million.

     In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the expense ratio and management fee of Balanced are lower than those of Strategic Allocation;

o the fact that Strategic Allocation and Balanced have similar investment objectives and principal investment strategies;

o the fact that PIC or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o the fact that Balanced will assume all of the liabilities of Strategic Allocation;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Strategic Allocation, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Strategic Allocation met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Strategic Allocation concluded that the proposed Reorganization would be in the best interests of Strategic Allocation and its shareholders. Consequently, they approved the Plan.

         The Trustees of Phoenix Series Fund have also approved the Plan on behalf of Balanced.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Strategic Allocation will be acquired by Balanced in exchange for Class A, Class B and Class C shares of Balanced and the assumption by Balanced of all of the liabilities of Strategic Allocation on or about April 29, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Strategic Allocation will endeavor to discharge all of its known liabilities and obligations. Strategic Allocation will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Strategic Allocation will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of Balanced to be received by the shareholders of Strategic Allocation will be determined by multiplying the respective outstanding class of shares of Strategic Allocation by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Strategic Allocation by the net asset value per share of the respective class of shares of Balanced. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statements of Additional Information of each of Strategic Allocation and Balanced, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Balanced, Strategic Allocation will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Balanced received by Strategic Allocation. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Strategic Allocation's shareholders on Balanced's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Balanced due to Strategic Allocation's shareholders. All issued and outstanding shares of Strategic Allocation will be canceled. The shares of Balanced to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Strategic Allocation will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Strategic Allocation and Balanced; (b) by either Strategic Allocation or Balanced if the Reorganization has not occurred on or before July 31, 2005 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Strategic Allocation and Balanced in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Strategic Allocation, Balanced or their shareholders.

         If the Reorganization is not consummated, the Trustees of Strategic Allocation will consider other possible courses of action that may be in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Strategic Allocation and Balanced will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

1. The transfer of all of the assets of Strategic Allocation solely in exchange for shares of Balanced and the assumption by Balanced of the liabilities of Strategic Allocation followed by the distribution of Balanced's shares to the shareholders of Strategic Allocation in dissolution and liquidation of Strategic Allocation, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Strategic Allocation and Balanced will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2. No gain or loss will be recognized by Balanced upon the receipt of the assets of Strategic Allocation solely in exchange for the shares of Balanced and the assumption by Balanced of the liabilities of Strategic Allocation;

3. No gain or loss will be recognized by Strategic Allocation on the transfer of its assets to Balanced in exchange for Balanced's shares and the assumption by Balanced of the liabilities of Strategic Allocation or upon the distribution (whether actual or constructive) of Balanced's shares to Strategic Allocation's shareholders in exchange for their shares of Strategic Allocation;

4. No gain or loss will be recognized by Strategic Allocation's shareholders upon the exchange of their shares of Strategic Allocation for shares of Balanced in liquidation of Strategic Allocation;

5. The aggregate tax basis of the shares of Balanced received by each shareholder of Strategic Allocation pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Strategic Allocation held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Balanced received by each shareholder of Strategic Allocation will include the period during which the shares of Strategic Allocation exchanged therefor were held by such shareholder (provided that the shares of Strategic Allocation were held as a capital asset on the date of the Reorganization); and

6. The tax basis of the assets of Strategic Allocation acquired by Balanced will be the same as the tax basis of such assets to Strategic Allocation immediately prior to the Reorganization, and the holding period of such assets in the hands of Balanced will include the period during which the assets were held by Strategic Allocation.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each shareholder of Strategic Allocation would recognize a taxable gain or loss equal to the difference between its tax basis in its Strategic Allocation shares and the fair market value of the shares of Balanced it received.

         Balanced's utilization after the Reorganization of any pre-Reorganization losses realized by Strategic Allocation to offset gains realized by Balanced could be subject to limitation in future years.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalization of Strategic Allocation and Balanced as of October 31, 2004, and the capitalization of Balanced on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.02426475 Class A shares, 1.008933203 Class B shares and 1.008049005 Class C shares of Balanced for each Class A, Class B and Class C share, respectively, of Strategic Allocation.

              CAPITALIZATION OF STRATEGIC ALLOCATION, BALANCED AND
                              BALANCED (PRO FORMA)*

-------------------------- ------------------ ------------------ -------------------
                                                                      BALANCED
                                                                      --------
                               STRATEGIC                          PRO-FORMA (AFTER
                               ---------                          ----------------
                               ALLOCATION          BALANCED       REORGANIZATION)
                               ----------          --------       ---------------
-------------------------- ------------------ ------------------ -------------------
Net Assets
Class A                       $222,305,528       $926,382,777      $1,148,688,305
Class B                        $11,214,946        $16,814,397         $28,029,343
Class C                        $99,625,768            N/A             $99,625,768
Total Net Assets              $333,146,242       $943,197,174      $1,276,343,416
-------------------------- ------------------ ------------------ -------------------
Net Asset Value Per Share
Class A                          $15.34             $14.98              $14.98
Class B                          $15.07             $14.93              $14.93
Class C                          $15.05               N/A               $14.93
-------------------------- ------------------ ------------------ -------------------
Shares Outstanding
Class A                         14,488,339         61,840,221          76,680,116
Class B                            744,293          1,125,876           1,876,818
Class C                          6,617,582             N/A              6,670,846
-------------------------- ------------------ ------------------ -------------------
Total Shares Outstanding        21,850,214         62,966,097          85,227,780
-------------------------- ------------------ ------------------ -------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Balanced is authorized to issue two classes of shares: Class A and Class B. Class C shares of Balanced are not currently offered but will first become available no later than the date of the Reorganization. Strategic Allocation currently offers Class A, Class B and Class C shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Strategic Allocation owning Class A, Class B or Class C shares will receive Class A, Class B or Class C shares, respectively, of Balanced. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Balanced under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class B shares are sold with a contingent deferred sales charge ("CDSC") which ranges from 5.00% to 2.00% if shares are redeemed within 5 years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Balanced will be added to the length of time you held shares in Strategic Allocation. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Strategic Allocation. Class B shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Balanced under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Strategic Allocation will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Strategic Allocation were originally purchased.

         Class C shares [to be issued in the Reorganization] are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Balanced will be added to the length of time you held shares in Strategic Allocation. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Strategic Allocation. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Balanced under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Strategic Allocation in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Balanced.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. Subject to certain exceptions, the minimum initial purchase requirement for each Fund is $500 and the minimum for subsequent purchases of each Fund is $25. For more information, see "Your Account" and "How to Buy Shares" in each Fund's Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200, subject to 60-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


EXCHANGE PRIVILEGES

         Strategic Allocation and Balanced currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         Strategic Allocation distributes net investment income at least annually. Balanced distributes net investment income quarterly. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Balanced intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Strategic Allocation is an open-end management investment company registered with the SEC under the 1940 Act that was originally organized under Massachusetts law in 1966 as a Massachusetts corporation and was reorganized as a Delaware statutory trust in 2000. Balanced is a series of Phoenix Series Fund, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized under Massachusetts law in 1958 as a business trust and was reorganized as a Delaware statutory trust in 2000. Strategic Allocation and Phoenix Series Fund are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and Bylaws, a Board of Trustees, and applicable Delaware law. Phoenix Series Fund is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Phoenix Series Fund currently consist of Balanced and five other mutual funds of various asset classes.




CAPITALIZATION

         The beneficial interests in Strategic Allocation and Phoenix Series Fund are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Strategic Allocation and Phoenix Series Fund permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Strategic Allocation are offered in three classes (Class A, Class B and Class C) and shares of Balanced are offered in only two classes (Class A and Class B). Balanced will offer Class C shares no later than the date of the reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Strategic Allocation or Phoenix Series Fund or a shareholder of Strategic Allocation or Phoenix Series Fund is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Strategic Allocation and Phoenix Series Fund to liability. To guard against this risk, the Declaration of Trust of each of Strategic Allocation and Phoenix Series Fund (a) provides that any written obligation of Strategic Allocation or Phoenix Series Fund, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Strategic Allocation or Phoenix Series Fund, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Strategic Allocation or Phoenix Series Fund, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Strategic Allocation or Phoenix Series Fund, as the case may be. Accordingly, the risk of a shareholder of Strategic Allocation or Phoenix Series Fund incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Strategic Allocation or Phoenix Series Fund, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Strategic Allocation's and Phoenix Series Fund's business, and the nature of their assets, the risk of personal liability to a shareholder of Strategic Allocation or Phoenix Series Fund is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Strategic Allocation and Phoenix Series Fund, on behalf of Balanced, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Strategic Allocation or Phoenix Series Fund. In addition, each of Strategic Allocation and Phoenix Series Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Strategic Allocation nor Phoenix Series Fund currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Strategic Allocation or Phoenix Series Fund.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Strategic Allocation and Phoenix Series Fund, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Strategic Allocation or Phoenix Series Fund may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Strategic Allocation or Phoenix Series Fund, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Strategic Allocation and Phoenix Series Fund, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of each of Strategic Allocation and Phoenix Series Fund provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote:
(1) reorganize Strategic Allocation or

Phoenix Series Fund, as the case may be, as a corporation or other entity, (2) merge Strategic Allocation or Phoenix Series Fund, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Strategic Allocation and Phoenix Series Fund may also terminate Strategic Allocation or Phoenix Series Fund, as the case may be, a fund, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Strategic Allocation or Phoenix Series Fund, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Strategic Allocation or Phoenix Series Fund, the Fund or attributable to the class over the liabilities belonging to Strategic Allocation or Phoenix Series Fund, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Strategic Allocation and Phoenix Series Fund, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and Bylaws of each of Strategic Allocation and Phoenix Series Fund, each Trustee of Strategic Allocation or Phoenix Series Fund, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Strategic Allocation or Phoenix Series Fund, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Strategic Allocation or Phoenix Series Fund, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by
(a) the court or other body before which the proceeding was brought (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Strategic Allocation and Phoenix Series Fund may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Strategic Allocation or Phoenix Series Fund, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Bylaws of each of Strategic Allocation and Phoenix Series Fund and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, Bylaws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of March 31, 2005, the total number of shares of Strategic Allocation outstanding was as follows:

         -----------------------------------------------------
                                      NUMBER OF SHARES
         -----------------------------------------------------
          CLASS A
          CLASS B
          CLASS C
         -----------------------------------------------------
          TOTAL
         -----------------------------------------------------

         As of March 31, 2005, the officers and Trustees of Strategic Allocation, as a group, owned beneficially or of record less than 1% of the outstanding shares of Strategic Allocation.

         As of March 31, 2005, the officers and Trustees of the Phoenix Series Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Balanced.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of _____, 2005, there were no beneficial owners or record owners of more than 5% of the shares of Strategic Allocation or Balanced. However, the following shareholder held more than 5% of a class of shares of Strategic
Allocation:

         Name of                            Percentage          Number
       Shareholder              Class         Owned           of Shares
       -----------              -----         -----           ---------
MLPF&S FOR THE SOLE             Class B
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Strategic Allocation, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Phoenix Series Fund relating to Balanced, for the year ended as of October 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Balanced will be passed upon by Matthew Swendiman, Esq., Counsel, Phoenix Life Insurance Company.

ADDITIONAL INFORMATION

         Strategic Allocation and Phoenix Series Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

April __, 2005

                                                                      EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of _____, 2005, by and between Phoenix Series Fund (the "Series Fund"), a Delaware Statutory Trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Balanced Fund (the "Surviving Series"), a portfolio series thereof, and the Phoenix Strategic Allocation Fund (the "Strategic Allocation Fund"), a Delaware Statutory Trust with a principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301 (the "Merging Series"). For the purposes hereof, all references in this Agreement to action taken by the Surviving Series or the Merging Series shall be deemed to refer to action taken by the Series Fund or the Strategic Allocation Fund, on behalf of the respective portfolio series and all references to the "Trust(s)" shall collectively refer to the Series Fund and the Strategic Allocation Fund.

                                    RECITALS

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Merging Series to the Surviving Series in exchange solely for corresponding Class A, Class B and Class C shares of beneficial interest in the Surviving Series (the "Surviving Series Shares"), the assumption by the Surviving Series of all liabilities of the Merging Series, and the distribution of the Surviving Series Shares to the shareholders of the Merging Series in complete liquidation of the Merging Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Merging Series and the Surviving Series are separate series of Strategic Allocation Fund and Series Fund, respectively, which are open-end, registered investment companies of the management type. The Merging Series owns securities that generally are assets of the character in which the Surviving Series is permitted to invest. The Trustees of the Series Fund, including a majority of the trustees thereof who are not interested persons, as such term is defined pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") have determined that participation in the Reorganization is in the best interests of the Surviving Series and its shareholders and that the interests of the existing shareholders of the Surviving Series would not be diluted as a result of effecting this transaction.

         The Trustees of the Strategic Allocation Fund, including a majority of the trustees thereof who are not interested persons, as such term is defined pursuant to the 1940 Act, have also determined that participation in the Reorganization is in the best interests of the Merging Series and its shareholders and that the interests of the existing shareholders of the Merging Series would not be diluted as a result of effecting this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING SERIES TO THE SURVIVING SERIES IN EXCHANGE FOR THE SURVIVING SERIES SHARES, THE ASSUMPTION OF ALL MERGING SERIES LIABILITIES AND THE LIQUIDATION OF THE MERGING SERIES.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Series agrees to transfer all of the Merging Series' assets, as set forth in paragraph 1.2, to the Surviving Series, and the Surviving Series agrees in exchange therefor: (i) to deliver to the Merging Series the number of full and fractional Surviving Series Shares, determined by dividing the value of the Merging Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Series, as set forth in paragraph 1.3. Such transactions shall take place on the next business day following the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Merging Series to be acquired by the Surviving Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable, that are owned by the Merging Series, and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the Closing Date (collectively, the "Assets").

         1.3 The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Series shall also assume all of the liabilities of the Merging Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, the "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Series will distribute to the Merging Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Series Shareholders"), on a pro rata basis, the Surviving Series Shares received by the Merging Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Series' shares, by the transfer of the Surviving Series Shares then credited to the account of the Merging Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Merging Series Shareholders. The aggregate net asset value of Surviving Series Shares to be so credited to Merging Series Shareholders shall be equal to the aggregate net asset value of the Merging Series' shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Series will simultaneously be canceled on the books of the Merging Series.

         1.5 Ownership of Surviving Series Shares will be shown on the books of the Surviving Series or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Merging Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Surviving Series' Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Series.

         2.2 The net asset value of Surviving Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Surviving Series' Board of Trustees which shall be described in the Surviving Series' then-current prospectus and statement of additional information.

         2.3 The number of Surviving Series Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Series Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for both the Series Fund and the Strategic Allocation Fund.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be April 29, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Phoenix Life Insurance Company, One American Row, Hartford, CT 06102 or at such other time and/or place as the parties may agree.

         3.2 The Strategic Allocation Fund shall direct State Street Bank and Trust Company, as custodian for the Merging Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the Surviving Series, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Series' portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to State Street Bank and Trust Company, as the custodian for the Surviving Series, no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Series on the next business day following the Closing Date for the account of the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver on the next business day following the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Merging Series shall be delivered by wire transfer of Federal funds on the next business day following the Closing Date.

         3.3 The Strategic Allocation Fund shall direct Phoenix Equity Planning Corporation (the "Transfer Agent"), on behalf of the Merging Series, to deliver on the next business day following the Closing, a certificate by an authorized officer stating that its records contain the names and addresses of the Merging Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Series shall issue and deliver a confirmation evidencing the Surviving Series Shares to be credited on the Closing Date to the Secretary of the Surviving Series, or provide evidence satisfactory to the Merging Series that such Surviving Series Shares have been credited to the Merging Series' account on the books of the Surviving Series. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Series or the Merging Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trusts, accurate appraisal of the value of the net assets of the Surviving Series or the Merging Series, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Strategic Allocation Fund, on behalf of the Merging Series, represents and warrants to the Series Fund as follows:

                  (a) The Merging Series is duly organized as a series of the Strategic Allocation Fund, which is a Statutory Trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Strategic Allocation Fund's Agreement and Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

                  (b) The Strategic Allocation Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Merging Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Merging Series conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Strategic Allocation Fund, on behalf of the Merging Series, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Series Fund, on behalf of the Surviving Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Series;

                  (f) The Merging Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Strategic Allocation Fund's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Strategic Allocation Fund, on behalf of the Merging Series, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Strategic Allocation Fund, on behalf of the Merging Series, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Merging Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Series on or prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Series Fund, on behalf of the Surviving Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Strategic Allocation Fund, on behalf of the Merging Series, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Strategic Allocation Fund, on behalf of the Merging Series, knows of no facts or circumstances, which, individually or in the aggregate, with the passage of time or the giving of notice (or both) would form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated or that does or could lead to a claim under existing directors and officers errors and omissions coverage;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Series at December 31, 2004, have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Merging Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (j) Since December 31, 2004, there has not been any material adverse change in the Merging Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Series due to declines in market values of securities in the Merging Series' portfolio, the discharge the Liabilities, or the redemption of Merging Series' shares by shareholders of the Merging Series shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms and other tax-related reports of the Merging Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of the Merging Series are, and on the Closing Date will be, duly and validly issued and outstanding, will be fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Merging Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Series, as provided in paragraph
3.3. Except for (x) the right of Class B shares of the Merging Series to automatically convert into Class A shares of the Merging Series eight years after purchase, or (y) in connection with any automatic dividend reinvestment plan available to the Merging Series' shareholders, the Merging Series does not have outstanding any options, warrants or other rights to subscribe for or to purchase any of the shares of the Merging Series, nor is there outstanding any security convertible into any of the Merging Series shares;

                  (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Strategic Allocation Fund, on behalf of the Merging Series, and this Agreement will constitute a valid and binding obligation of the Merging Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Merging Series for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

                  (p) The information statement of the Merging Series (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Series, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

                  (q) Any person who acts as legal counsel for the independent trustees of the Strategic Allocation Fund is an independent legal counsel as such term is defined under applicable law.

         4.2 The Series Fund, on behalf of the Surviving Series, represents and warrants as follows:

                  (a) The Surviving Series is duly organized as a series of the Series Fund, which is a Statutory Trust duly organized, validly existing and in good standing under the laws of the State of

Delaware with power under the Series Fund's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

                  (b) The Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Series under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Surviving Series conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Series Fund, on behalf of the Surviving Series, will have good and marketable title to the Surviving Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Series has received notice and necessary documentation at or prior to the Closing;

                  (f) The Surviving Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Series Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Series Fund, on behalf of the Surviving Series, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Series Fund, on behalf of the Surviving Series, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by the Strategic Allocation Fund, on behalf of the Merging Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Series Fund, on behalf of the Surviving Series, or any of the Surviving Series' properties or assets that, if adversely determined, would materially and adversely affect the Surviving Series' financial condition or the conduct of the Surviving Series' business. The Series Fund, on behalf of the Surviving Series, knows of no facts or circumstances which, individually or in the aggregate, with the passage of time or the giving of notice (or both) might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Series' business or the Surviving Series' ability to consummate the transactions herein contemplated or that does or could lead to a claim under existing directors and officers errors and omissions coverage;

                  (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Series at October 31, 2004, have been audited by PwC, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Series) present fairly, in all material respects, the financial condition of the Surviving Series as of such date in accordance with

GAAP, and there are no known contingent liabilities of the Surviving Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (i) Since October 31, 2004, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Series due to declines in market values of securities in the Surviving Series' portfolio, the discharge of Surviving Series' liabilities, or the redemption of Surviving Series Shares by shareholders of the Surviving Series, shall not constitute a material adverse change;

                  (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to compute and has computed (or will compute) its Federal income tax under Section 852 of the Code;

                  (l) All issued and outstanding shares of the Surviving Series are, and on the Closing Date will be, duly and validly issued and outstanding, will be fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. Except for (x) the right of Class B shares of the Merging Series to automatically convert into Class A shares of the Surviving Series eight years after purchase, or (y) in connection with any automatic dividend reinvestment plan available to the Surviving Series' shareholders, the Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Surviving Series, nor is there outstanding any security convertible into any shares of the Surviving Series;

                  (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Series Fund, on behalf of the Surviving Series, and this Agreement will constitute a valid and binding obligation of the Series Fund, on behalf of the Surviving Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) Surviving Series Shares to be issued and delivered to the Merging Series, for the account of the Merging Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Series Shares, and will be fully paid and non-assessable;

                  (o) The information to be furnished by the Series Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the NASD) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

                  (p) That insofar as it relates to the Surviving Series, the Registration Statement relating to the Surviving Series Shares issuable hereunder, and the Information Statement to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

                  (q) The majority of the Trustees of the Series Fund are not interested persons of the Series Fund, and those trustees select and nominate any of the independent trustees of the Series Fund; and

                  (r) Any person who acts as legal counsel for the independent trustees of the Series Fund is an independent legal counsel as such term is defined under applicable law.

5. COVENANTS OF THE SERIES FUND AND THE STRATEGIC ALLOCATION FUND, ON BEHALF OF THE SURVIVING SERIES AND THE MERGING SERIES, RESPECTIVELY

         5.1 The Surviving Series and the Merging Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 The Board of Trustees of the Strategic Allocation Fund has considered and approved this Agreement as permitted under applicable state and Federal law and the operative trust document and will take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Series Fund covenants that the Surviving Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 Subject to the provisions of this Agreement, the Trusts will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Merging Series will make a liquidating distribution to its shareholders consisting of the Surviving Series Shares received at the Closing.

         5.6 The Strategic Allocation Fund will provide the Series Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 to the Merging Series (the "Registration Statement"), such Registration statement to consist of, without limitation, a prospectus and Information Statement.

         5.7 The Strategic Allocation Fund, on behalf of the Merging Series, covenants that it will, from time to time, as and when reasonably requested by the Series Fund, on behalf of the Surviving Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Series Fund, on behalf of the Surviving Series, may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement to vest in and confirm (a) the Strategic Allocation Fund's, on behalf of the Merging Series', title to and possession of the Surviving Series Shares to be delivered hereunder, and (b) the Series Fund's, on behalf of the Surviving Series', title to and possession of all the Assets.

         5.8 The Surviving Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING SERIES

         The obligations of the Strategic Allocation Fund, on behalf of the Merging Series, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Series Fund, on behalf of the Surviving Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Series Fund, on behalf of the Surviving Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Series Fund, on behalf of the Surviving Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Series Fund, on behalf of the Surviving Series, on or before the Closing Date; and

         6.3 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES

         The obligations of the Series Fund, on behalf of the Surviving Series, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Allocation Fund, on behalf of the Merging Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Strategic Allocation Fund, on behalf of the Merging Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Strategic Allocation Fund, on behalf of the Merging Series, shall have delivered to the Surviving Series a statement of the Assets and the Liabilities, as of the Closing Date, certified by the Treasurer or any Assistant Treasurer of the Strategic Allocation Fund;

         7.3 The Strategic Allocation Fund, on behalf of the Merging Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Strategic Allocation Fund, on behalf of the Merging Series, on or before the Closing Date;

         7.4 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.5 The Merging Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES AND THE MERGING SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Strategic Allocation Fund, on behalf of the Merging Series, or the Series Fund, on behalf of the Surviving Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 On the Closing Date, no action, suit or other proceeding shall be pending or, to each Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Strategic Allocation Fund or the Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Series or the Merging Series, provided that either party hereto may for itself waive any of such conditions;

         8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.4 The parties shall have received the signed opinion of Sullivan & Worcester, addressed to the parties hereto and Phoenix Investment Counsel, Inc. in the form agreed upon by the parties hereto, substantially to the effect that, based upon certain facts, and the Officer's Certificate, the transaction contemplated by this Agreement, will for Federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of an Officer's Certificate substantially in the form agreed upon by the parties.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Strategic Allocation Fund, on behalf of the Merging Series, and the Series Fund, on behalf of the Surviving Series, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


         9.2 The expenses relating to the proposed Reorganization arising from and after approval by each respective board of trustees, will be borne by Phoenix Investment Partners, Ltd. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Series' prospectus and the Merging Series' Information Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.


10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Strategic Allocation Fund and the Series Fund have not made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION


         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party: (i) by mutual agreement of the parties, or (ii) either party if the Closing shall not have occurred on or before June 30, 2005, unless such date is extended by mutual agreement of the parties, or
(iii) either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.


12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Strategic Allocation Fund and the Series Fund.

13.      NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the parties hereto at their principal place of business.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Strategic Allocation Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Strategic Allocation Fund personally, but shall bind only the trust property of the Merging Series, as provided in the Declaration of Trust of the Strategic Allocation Fund. The execution and delivery by such officers of the Strategic Allocation Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Merging Series as provided in the Declaration of Trust of the Strategic Allocation Fund. Strategic Allocation Fund is a series company with a single portfolio series, and the Strategic Allocation Fund has entered into this Agreement on behalf of such series, the Merging Series. With respect to any obligation of the Strategic Allocation Fund arising hereunder, the Series Fund and the Surviving Series shall look for payment or satisfaction of such obligations solely to the assets and property of the Merging Series.

         14.6 It is expressly agreed that the obligations of the Series Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Series Fund personally, but shall bind only the trust property of the Surviving Series, as provided in the Declaration of Trust of the Series Fund. The execution and delivery by such officers of the Series Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Surviving Series as provided in the Declaration of Trust of the Series Fund. The Series Fund is a series company with six portfolio series, and the Series Fund has entered into this Agreement on behalf of one such series, the Surviving Series. With respect to any obligation of the Series Fund arising hereunder, the Strategic Allocation Fund and the Merging Series shall look for payment or satisfaction of such obligations solely to the assets and property of the Surviving Series.



         [signature page follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                 PHOENIX SERIES FUND, ON BEHALF OF
                                        PHOENIX BALANCED FUND

                                        By:
-------------------------------             -----------------------------------
Matthew A. Swendiman                           George R. Aylward
Assistant Secretary
                                        Title: Executive Vice President
                                               --------------------------------


Attest:                                 PHOENIX STRATEGIC ALLOCATION FUND

                                        By:
-------------------------------             -----------------------------------
Matthew A. Swendiman                           Francis G. Waltman
Assistant Secretary
                                        Title: Senior Vice President
                                               --------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                        PHOENIX STRATEGIC ALLOCATION FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                        By and In Exchange For Shares of
                              PHOENIX BALANCED FUND

                                   a series of

                               PHOENIX SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301

This Statement of Additional Information, dated April __, 2005, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Strategic Allocation Fund ("Strategic Allocation") to Phoenix Balanced Fund ("Balanced"), a series of Phoenix Series Fund, in exchange for Class A, Class B and Class C shares of beneficial interest, no par value, of Balanced (to be issued to holders of shares of Strategic Allocation), consists of the information set forth below pertaining to Strategic Allocation and Balanced and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Strategic Allocation dated March 15, 2004, as supplemented April 15, 2004, January 3, 2005 and March 18, 2005;

         (2) The Statement of Additional Information of Balanced dated February 28, 2005;

         (3) Annual Report of Strategic Allocation for the year ended December 31, 2004;

         (4)  Annual Report of Balanced for the year ended October 31, 2004;
              and

         (5)  Pro Forma Financial Statements dated as of October 31, 2004.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Strategic Allocation and Balanced dated April __, 2005. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Strategic Allocation or Phoenix Series Fund at the telephone numbers or addresses set forth above.

Phoenix Balanced Fund/Phoenix Strategic Allocation Fund
Pro Forma Combining Schedule of Investments
October 31, 2004 (Unaudited)


------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
                                  AGENCY MORTGAGE-BACKED SECURITIES--6.6%
    4,772               4,772     Fannie Mae 5%, 8/25/12                                    4,829,658                   4,829,658
      580                 580     Fannie Mae 6%, 5/1/17                                       609,456                     609,456
   27,937     7,935    35,872     Fannie Mae 5.50%, '17-'34                                28,500,813     8,138,081    36,638,894
    3,262               3,262     Fannie Mae 6%, 11/1/31                                    3,387,054                   3,387,054
      293       745     1,038     Fannie Mae 6%, 12/1/32                                      304,641       773,422     1,078,063
    3,848               3,848     Fannie Mae 5%, 4/1/34                                     3,838,317                   3,838,317
    2,683     5,367     8,050     Fannie Mae 5%, 5/1/34                                     2,676,705     5,353,509     8,030,214
              3,839     3,839     Fannie Mae 6%, 5/1/34                                                   3,986,942     3,986,942
    5,692       949     6,641     Fannie Mae 6%, 7/1/34                                     5,910,886       985,148     6,896,034
              1,879     1,879     GNMA 6%, 8/15/32                                                        1,958,486     1,958,486
   10,760       564    11,324     GNMA 6.50%, '23-'32                                      11,447,805       597,622    12,045,427
                                                                                          ------------ ------------- -------------

                                  TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES              61,505,335    21,793,210    83,298,545

                                  MUNICIPAL BONDS--3.9%
    1,100               1,100     California Alameda Corridor Transportation Authority
                                  Revenue Taxable Series C 6.50%, 10/1/19                   1,250,722                   1,250,722
    2,750               2,750     California Alameda Corridor Transportation Authority
                                  Revenue Taxable Series C 6.60%, 10/1/29                   3,137,063                   3,137,063
                500       500     California Alameda Corridor Transportation Authority
                                  Revenue Taxable-Sub Lien Series D 6.25%, 10/1/14                          559,975       559,975
                500       500     California Contra Costa County Pension Obligation
                                  Taxable 6.10%, 6/1/11                                                     546,875       546,875
    1,000               1,000     California Fresno County Pension Obligation Revenue
                                  Taxable 6.21%, 8/15/06                                    1,057,250                   1,057,250
                220       220     California Long Beach Pension Obligation Taxable
                                  Unrefunded Balance Revenue 6.87%, 9/1/06                                  236,038       236,038
              1,000     1,000     California Marin County Taxable-Pension General
                                  Obligation 4.79%, 8/1/15                                                1,001,600     1,001,600
    1,915               1,915     California Pasadena Pension Funding Revenue Taxable
                                  Series A 6.95%, 5/15/07                                   2,085,454                   2,085,454
    2,500               2,500     California Pasadena Pension Funding Revenue Taxable
                                  Series A 7.05%, 5/15/09                                   2,820,975                   2,820,975
      565                 565     California Pasadena Pension Funding Revenue Taxable
                                  Series A 7.15%, 5/15/11                                     656,208                     656,208
    4,060               4,060     California Sonoma County Pension Obligation Revenue
                                  Taxable 6.625%, 6/1/13                                    4,615,530                   4,615,530
    2,000               2,000     Colorado Denver City and County School District No. 1
                                  Taxable 6.76%, 12/15/07                                   2,202,640                   2,202,640
                                  Connecticut State General Obligation Series C 5%,
    3,000     1,000     4,000     5/1/13                                                    3,366,630     1,122,210     4,488,840
    3,000     1,000     4,000     Florida State Department of Environmental Protection
                                  Preservation Revenue Series B 5%, 7/1/13                  3,360,780     1,120,260     4,481,040
                                  Florida State Department of Transportation Series A
                785       785     5%, 7/1/12                                                                877,057       877,057
    2,120       595     2,715     Florida University of Miami Exchangeable Revenue
                                  Taxable Series A 7.65%, 4/1/20                            2,276,710       638,982     2,915,692
    2,000       960     2,960     Kentucky State Property and Buildings Commission
                                  Revenue 5%, 10/1/12                                       2,236,920     1,073,722     3,310,642
                                  Maine Bangor Pension Obligation Taxable Series B
                675       675     5.94%, 6/1/13                                                             745,025       745,025
      645       500     1,145     New Jersey Hamilton Township Atlantic County School
                                  District General Obligation Taxable 4.25%, 12/15/14         625,856       485,160     1,111,016

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
                590       590     New Jersey Monroe Township Middlesex County General
                                  Obligation Taxable Pension 5%, 8/15/13                                    605,139       605,139
                600       600     New York State Environmental Facilities Corp. State
                                  Service Contract Revenue 6.70%, 3/15/08                                   662,856       662,856
                                  New York State General Obligation Taxable Series C
    1,000               1,000     6.35%, 3/1/07                                             1,071,690                   1,071,690
              1,000     1,000     Pennsylvania Philadelphia Authority for Industrial
                                  Development Pension Funding Retirement Systems
                                  Revenue Taxable Series A 5.69%, 4/15/07                                 1,060,390     1,060,390
              1,100     1,100     Pennsylvania Pittsburgh General Obligation Taxable
                                  Pension Series A 6.50%, 3/1/14                                          1,233,045     1,233,045
    1,900               1,900     Texas Dallas-Fort Worth International Airport
                                  Facilities Improvement Corp. Revenue Taxable 6.50%,
                                  11/1/09                                                   2,114,928                   2,114,928
                625       625     Texas State Water Financial Assistance General
                                  Obligation Series C Taxable 4.70%, 8/1/09                                 648,350       648,350
    2,250     1,500     3,750     Virginia Public Building Authority Public Facilities
                                  Revenue Series A 5%, 8/1/12                               2,524,590     1,683,060     4,207,650
                                                                                          ------------ ------------- -------------

                                  TOTAL MUNICIPAL BONDS                                    35,403,946    14,299,744    49,703,690

                                  ASSET-BACKED SECURITIES--2.3%
                953       953     AmeriCredit Automobile Receivables Trust 01-D, A4
                                  4.41%, 11/12/08                                                           963,663       963,663
    3,500     1,000     4,500     Capital One Master Trust 01-5, A 5.30%, 6/15/09           3,646,555     1,041,873     4,688,428
    3,000               3,000     Carmax Auto Owner Trust  03-1, A4 2.16%, 1/15/09          2,960,977                   2,960,977
                                  Case New Holland Equipment Trust 03-A, A4B 2.57%,
    2,000               2,000     9/15/09                                                   1,970,762                   1,970,762
    1,000               1,000     Green Tree Financial Corp. 96-10, M1 7.24%, 11/15/28        902,937                     902,937
    3,000               3,000     Green Tree Financial Corp. 97-4, M1 7.22%, 2/15/29        2,096,250                   2,096,250
                358       358     Litigation Settlement Monetized Fee Trust 02-5A, A
                                  144A 6%, 10/25/32 (b)                                                     342,105       342,105
                                  Long Beach Auto Receivables Trust 04-A, A2 2.841%,
    1,000               1,000     7/15/10 (f)                                                 990,547                     990,547
                500       500     M&I Auto Loan Trust 03-1, B 3.45%, 2/21/11                                500,995       500,995
                                  Morgan Stanley Auto Loan Trust 04-HB1, A4 3.33%,
    5,000     1,000     6,000     10/15/11(h)                                               5,015,625     1,003,125     6,018,750
    3,000     2,000     5,000     WFS Financial Owner Trust 03-1, A4 2.74%, 9/20/10         2,986,604     1,991,058     4,977,662
    1,077       215     1,292     Whole Auto Loan Trust 02-1, B 2.91%, 4/15/09              1,077,256       215,451     1,292,707
                                                                                          ------------ ------------- -------------

                                  TOTAL ASSET-BACKED SECURITIES                            21,647,513     6,058,270    27,705,783

                                  CORPORATE BONDS--15.7%
    1,000     1,000     2,000     Alcoa, Inc. 5.375%, 1/15/13                               1,055,868     1,055,868     2,111,736
    1,500       250     1,750     American Axle & Manufacturing, Inc. 5.25%, 2/11/14        1,449,672       241,612     1,691,284
    2,250       750     3,000     American Honda Finance Corp. 144A 4.50%, 5/26/09 (b)      2,318,344       772,781     3,091,125
    3,000       750     3,750     AmeriGas Partners LP/AmeriGas Eagle Finance Corp.
                                  Series B 8.875%, 5/20/11                                  3,300,000       825,000     4,125,000
    2,500       565     3,065     AmerisourceBergen Corp. 8.125%, 9/1/08                    2,762,500       624,325     3,386,825
    1,500       250     1,750     Arrow Electronics, Inc. 6.875%, 7/1/13                    1,648,043       274,674     1,922,717
    1,000       450     1,450     Assurant, Inc. 5.625%, 2/15/14                            1,031,007       463,953     1,494,960
                125       125     AT&T Wireless Services, Inc. 7.875%, 3/1/11                               148,914       148,914
    1,300               1,300     AutoNation, Inc. 9%, 8/1/08                               1,501,500                   1,501,500
    2,500       250     2,750     AutoZone, Inc. 5.50%, 11/15/15                            2,417,715       241,772     2,659,487
    2,500       500     3,000     Bank of America Corp. 5.25%, 12/1/15                      2,564,460       512,892     3,077,352
    1,500               1,500     Brown-Forman Corp. 3%, 3/15/08                            1,483,131                   1,483,131

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
    2,195       500     2,695     Browning-Ferris Industries, Inc. 7.875%, 3/15/05          2,236,156       509,375     2,745,531
    1,500       500     2,000     Cabot Corp. 144A 5.25%, 9/1/13 (b)                        1,521,387       507,129     2,028,516
    4,000               4,000     Caesars Entertainment, Inc. 9.375%, 2/15/07               4,480,000                   4,480,000
    2,500       500     3,000     Campbell Soup Co. 5%, 12/3/12                             2,576,990       515,398     3,092,388
                500       500     Campbell Soup Co. 6.75%, 2/15/11                                          571,112       571,112
    1,000               1,000     Capital One Bank 4.25%, 12/1/08                           1,014,802                   1,014,802
      500                 500     Capital One Bank 6.50%, 6/13/13                             549,069                     549,069
              1,000     1,000     Carnival Corp. 3.75%, 11/15/07                                          1,007,813     1,007,813
    3,000               3,000     CenturyTel, Inc. Series F 6.30%, 1/15/08                  3,187,500                   3,187,500
                250       250     Chesapeake Energy Corp. 6.875%, 1/15/16                                   268,750       268,750
    1,500               1,500     ChevronTexaco Capital Co. 3.375%, 2/15/08                 1,507,328                   1,507,328
              1,000     1,000     ChevronTexaco Capital Co. 3.50%, 9/17/07                                1,012,261     1,012,261
    1,700       850     2,550     CIT Group, Inc. 4.75%, 12/15/10                           1,735,549       867,774     2,603,323
    2,000     1,000     3,000     Citigroup, Inc. 5.125%, 5/5/14                            2,069,656     1,034,828     3,104,484
              1,000     1,000     Coca-Cola Enterprises, Inc. 4.375%, 9/15/09                             1,026,184     1,026,184
    1,750       450     2,200     Colonial Properties Trust 6.25%, 6/15/14                  1,818,724       467,672     2,286,396
    2,500       500     3,000     Comcast Corp. 5.30%, 1/15/14                              2,549,215       509,843     3,059,058
                250       250     Conoco Funding Co. 5.45%, 10/15/06                                        261,828       261,828
    1,000       250     1,250     Corn Products International, Inc. 8.25%, 7/15/07          1,107,500       276,875     1,384,375
    1,500       500     2,000     Credit Suisse First Boston USA, Inc. 5.125%, 1/15/14      1,529,190       509,730     2,038,920
                350       350     CSX Corp. 5.30%, 2/15/14                                                  357,434       357,434
    1,500       500     2,000     DaimlerChrysler NA Holding Corp. 4.75%, 1/15/08           1,545,391       515,130     2,060,521
                500       500     Echostar DBS Corp. 5.75%, 10/1/08                                         513,750       513,750
    3,000               3,000     Echostar DBS Corp. 6.375%, 10/1/11                        3,123,750                   3,123,750
    2,000       300     2,300     Entergy Gulf States, Inc. 5.25%, 8/1/15                   1,997,154       299,573     2,296,727
    1,500       500     2,000     EOP Operating LP 4.75%, 3/15/14                           1,458,350       486,117     1,944,467
              1,000     1,000     First Data Corp. 5.625%, 11/1/11                                        1,075,510     1,075,510
    3,000       500     3,500     Ford Motor Credit Co. 7.25%, 10/25/11                     3,233,112       538,852     3,771,964
                750       750     General Electric Capital Corp. 3.50%, 5/1/08                              752,181       752,181
    4,235     1,000     5,235     General Electric Capital Corp. 6%, 6/15/12                4,649,831     1,097,953     5,747,784
    2,000       500     2,500     General Motors Acceptance Corp. 6.875%, 8/28/12           2,082,096       520,524     2,602,620
      775       500     1,275     General Motors Acceptance Corp. 6.875%, 9/15/11             806,763       520,492     1,327,255
    2,000               2,000     Goldman Sachs Group, Inc. 4.75%, 7/15/13                  1,981,838                   1,981,838
              1,000     1,000     Goldman Sachs Group, Inc. 5.70%, 9/1/12                                 1,065,134     1,065,134
    1,575       900     2,475     Halliburton Co. 5.50%, 10/15/10                           1,665,427       951,673     2,617,100
                250       250     Harrah's Operating Co., Inc. 7.50%, 1/15/09                               281,032       281,032
    1,250       500     1,750     Horton (D.R.), Inc. 4.875%, 1/15/10                       1,250,000       500,000     1,750,000
      850       450     1,300     Horton (D.R.), Inc. 6.125%, 1/15/14                         875,500       463,500     1,339,000
    2,500     1,000     3,500     Household Finance Corp. 6.75%, 5/15/11                    2,827,863     1,131,145     3,959,008
    2,000       250     2,250     HRPT Properties Trust 5.75%, 2/15/14                      2,055,714       256,964     2,312,678
    4,000     1,000     5,000     International Lease Finance Corp. 4.375%, 11/1/09         4,009,244     1,002,311     5,011,555
                500       500     International Lease Finance Corp. 5.75%, 2/15/07                          528,106       528,106
    2,000               2,000     International Paper Co. 3.80%, 4/1/08                     2,003,628                   2,003,628
      650       150       800     International Paper Co. 5.50%, 1/15/14                      670,777       154,795       825,572
                                  ITW CUPIDS Financial Trust I 144A 6.55%,
    4,000     1,000     5,000     12/31/11 (b)                                              4,399,444     1,099,861     5,499,305
    2,130       750     2,880     J.P. Morgan Chase & Co. 5.125%, 9/15/14 (h)               2,164,246       762,059     2,926,305

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
                500       500     J.P. Morgan Chase & Co. 6.50%, 1/15/09                                    551,932       551,932
    1,350       850     2,200     Jefferson-Pilot Corp. 4.75%, 1/30/14                      1,336,972       841,798     2,178,770
      850       200     1,050     Kimco Realty Corp. 4.82%, 8/15/11                           862,447       202,929     1,065,376
      415        55       470     La Quinta Properties, Inc. 144A 7%, 8/15/12 (b)             447,681        59,331       507,012
    2,250       500     2,750     Lennar Corp. 7.625%, 3/1/09                               2,548,067       566,237     3,114,304
    1,250       250     1,500     Mandalay Resort Group 6.375%, 12/15/11                    1,307,812       261,562     1,569,374
    1,600       500     2,100     Merrill Lynch & Co., Inc. 5%, 2/3/14                      1,612,849       504,016     2,116,865
    2,100       800     2,900     Metlife, Inc. 5%, 11/24/13                                2,115,257       805,812     2,921,069
    1,500       500     2,000     Mettler-Toledo International, Inc. 4.85%, 11/15/10        1,525,217       508,405     2,033,622
    1,650       100     1,750     MGM Mirage 9.75%, 6/1/07                                  1,864,500       113,000     1,977,500
                                  Mohegan Tribal Gaming Authority 144A 7.125%,
    1,000       200     1,200     8/15/14(b)                                                1,072,500       214,500     1,287,000
    1,800               1,800     Morgan Stanley 4.75%, 4/1/14                              1,763,338                   1,763,338
              1,000     1,000     Motiva Enterprises LLC 144A 5.20%, 9/15/12 (b)                          1,041,060     1,041,060
    1,000       250     1,250     Motorola, Inc. 7.625%, 11/15/10                           1,173,001       293,250     1,466,251
      750                 750     NeighborCare, Inc. 6.875%, 11/15/13                         787,500                     787,500
    1,250       750     2,000     Oncor Electric Delivery Co. 6.375%, 1/15/15               1,391,306       834,784     2,226,090
    1,500       750     2,250     Pemex Project Funding Master Trust 7.375%, 12/15/14       1,662,000       831,000     2,493,000
    2,000               2,000     Pemex Project Funding Master Trust 7.875%, 2/1/09         2,248,000                   2,248,000
    1,500               1,500     Pemex Project Funding Master Trust 8%, 11/15/11           1,725,000                   1,725,000
                500       500     Pemex Project Funding Master Trust 9.125%, 10/13/10                       601,250       601,250
    2,000     1,000     3,000     PNC Funding Corp. 5.25%, 11/15/15                         2,048,790     1,024,395     3,073,185
                                  Principal Life Global Funding I 144A 4.40%,
    2,500       500     3,000     10/1/10(b)                                                2,521,590       504,318     3,025,908
    1,800       675     2,475     Protective Life Corp. 4.875%, 11/1/14                     1,785,139       669,427     2,454,566
    1,000               1,000     Province Healthcare Co. 7.50%, 6/1/13                     1,135,000                   1,135,000
                                  Rabobank Capital Funding II 144A 5.26%,
    2,000       800     2,800     12/29/49 (b)(f)                                           2,051,338       820,535     2,871,873
    2,000               2,000     Raytheon Co. 4.85%, 1/15/11                               2,071,766                   2,071,766
              1,000     1,000     Rockwell Collins, Inc. 4.75%, 12/1/13                                   1,010,994     1,010,994
    2,500       500     3,000     Sovereign Bank 5.125%, 3/15/13                            2,527,985       505,597     3,033,582
    2,000       500     2,500     Station Casinos, Inc. 6.875%, 3/1/16                      2,135,000       533,750     2,668,750
    1,000               1,000     Tesoro Petroleum Corp. 8%, 4/15/08                        1,092,500                   1,092,500
              1,000     1,000     TIAA Global Markets 144A 3.875%, 1/22/08 (b)                            1,014,237     1,014,237
    3,000               3,000     U.S. Bank NA 6.30%, 7/15/2008                             3,293,817                   3,293,817
    1,000               1,000     Union Pacific Corp. 6.125%, 1/15/12                       1,091,322                   1,091,322
                500       500     Union Pacific Corp. 6.50%, 4/15/12                                        557,985       557,985
      800                 800     United Rentals North America, Inc. 6.50%, 2/15/12           796,000                     796,000
    2,000       500     2,500     Valero Energy Corp. 4.75%, 4/1/14                         1,969,334       492,334     2,461,668
    1,125       875     2,000     Verizon Global Funding Corp. 4.375%, 6/1/13               1,103,362       858,170     1,961,532
    3,000               3,000     Wachovia Corp. 5.625%, 12/15/08                           3,232,335                   3,232,335
    1,500       500     2,000     Washington Mutual, Inc. 4.625%, 4/1/14                    1,445,031       481,677     1,926,708
    2,000     1,250     3,250     Wells Fargo & Co. 5.125%, 9/15/16                         2,026,274     1,266,421     3,292,695
    2,000       750     2,750     Zions Bancorp 5.65%, 5/15/14                              2,089,488       783,558     2,873,046
                                                                                          ------------ ------------- -------------
                                  TOTAL CORPORATE BONDS                                   152,074,952    48,136,723   200,211,675

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
                                  NON-AGENCY MORTGAGE-BACKED SECURITIES--5.5%
    1,629       512     2,141     Asset Backed Funding Corp. Net Interest MarginTrust
                                  04 144A 4.45%, 7/26/34 (b)                                1,629,031       511,981     2,141,012
    1,789               1,789     Associates Manufactured Housing Pass Through 97-2, A6
                                  7.075%, 3/15/28                                           1,859,040                   1,859,040
                                  CS First Boston Mortgage Securities Corp. 97-C2, B
    9,000     3,725    12,725     6.72%, 1/17/35                                            9,804,158     4,027,796    13,831,954
                                  DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.24%,
    2,095     1,840     3,935     11/12/31                                                  2,280,399     2,002,833     4,283,232
    1,466     1,634     3,100     GMAC Commercial Mortgage Securities, Inc. 97-C2, A3
                                  6.566%, 4/15/29                                           1,576,902     1,757,693     3,334,595
    3,221       645     3,866     Greenwich Capital Commercial Funding Corp. 03-FL1, M
                                  144A 3.407%, 7/5/18 (b) (f)                               3,113,772       623,508     3,737,280
                                  GS Mortgage Securities Corp. II 99-C1, A2 6.11%,
    3,810     3,348     7,158     11/18/30                                                  4,103,873     3,606,238     7,710,111
      807                 807     Home Equity Asset Trust 03-8N, A 144A 5%, 5/27/34 (b)       804,622                     804,622
    1,087       262     1,349     Homestar Net Interest Margin Trust 04-3, A1 144A
                                  5.50%, 7/25/34 (b)                                        1,084,702       261,825     1,346,527
   12,015     2,250    14,265     J.P. Morgan Chase Commercial Mortgage Securities
                                  Corp. 01-CIBC, A3 6.26%, 3/15/33                         13,364,826     2,502,776    15,867,602
    4,855     1,000     5,855     Lehman Brothers Commercial Conduit Mortgage Trust
                                  99-C2, A2 7.325%, 10/15/32                                5,532,939     1,085,859     6,618,798
                                  Merrill Lynch Mortgage Investors, Inc. 96-C1, C
    1,500     1,000     2,500     7.42%, 4/25/28                                            1,568,323     1,156,091     2,724,414
    2,000     1,000     3,000     Residential Asset Mortgage Products, Inc. 03-RS6, AI2
                                  2.39%, 11/25/24                                           1,995,886       997,943     2,993,829
    3,000     1,750     4,750     Residential Asset Mortgage Products, Inc. 03-RS6, AI3
                                  3.08%, 12/25/28                                           2,983,142     1,740,166     4,723,308
                                                                                          ------------ ------------- -------------
                                  TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES              51,701,615    20,274,709    71,976,324

                                  FOREIGN GOVERNMENT SECURITIES--3.5%
      175        75       250     Federative Republic of Brazil 11%, 8/17/40                  197,619        84,694       282,313
    4,457     1,393     5,850     Federative Republic of Brazil 8%, 4/15/14                 4,430,059     1,384,393     5,814,452
                                  Federative Republic of Brazil DCB-L 3.125%,
      882       221     1,103     4/15/12 (f)                                                 810,944       202,736     1,013,680
                                  Government of New Zealand Series 205 6.50%,
    1,500     1,500     3,000     2/15/05 (i)                                               1,026,413     1,026,413     2,052,826
    4,000               4,000     Province of Ontario 3.125%, 5/2/08                        3,966,620                   3,966,620
      800       450     1,250     Republic of Austria Series 97 3 5.75%, 4/11/07 (d)        1,089,880       613,057     1,702,937
    2,730               2,730     Republic of Bulgaria Series IAB PDI 2.75%, 7/28/11 (f)    2,723,175                   2,723,175
                190       190     Republic of Bulgaria 144A 8.25%, 1/15/15 (b)                              238,213       238,213
    3,700     1,000     4,700     Republic of Chile 5.50%, 1/15/13                          3,871,680     1,046,400     4,918,080
                750       750     Republic of Chile 2.519%, 1/28/08 (f)                                     752,850       752,850
      800                 800     Republic of Colombia 8.125%, 5/21/24                        730,000                     730,000
    1,000               1,000     Republic of Colombia 8.25%, 12/22/14                      1,005,000                   1,005,000
                125       125     Republic of Colombia 10%, 1/23/12                                         140,000       140,000
                500       500     Republic of Costa Rica 144A 9.335%, 5/15/09 (b)                           543,750       543,750
                500       500     Republic of Korea 8.875%, 4/15/08                                         588,734       588,734
              1,000     1,000     Republic of Korea 4.25%, 6/1/20                                           974,800       974,800
    1,000       500     1,500     Republic of Panama 8.25%, 4/22/08                         1,102,500       551,250     1,653,750
                250       250     Republic of Panama 9.375%, 1/16/23                                        271,875       271,875
      350        50       400     Republic of Peru 8.75%, 11/21/33                            352,625        50,375       403,000
                200       200     Republic of Philippines 8.375%, 2/15/11                                   200,000       200,000

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
                750       750     Republic of Slovenia 4.875%, 3/18/09                                    1,016,912     1,016,912
    1,000               1,000     Republic of South Africa 5.25%, 5/16/13 (d)               1,313,396                   1,313,396
    3,500     1,250     4,750     Republic of South Africa 7.375%, 4/25/12                  4,007,500     1,431,250     5,438,750
    1,300               1,300     Republic of Turkey 10.50%, 1/13/08                        1,490,840                   1,490,840
    2,000               2,000     Russian Federation 144A 8.25%, 3/31/10 (b)                2,225,000                   2,225,000
    1,000       250     1,250     Russian Federation RegS 5%, 3/31/30 (f)(m)                1,001,562       250,391     1,251,953
    1,000       500     1,500     United Mexican States 5.875%, 1/15/14                     1,023,500       511,750     1,535,250
                                                                                          ------------ ---------------------------

                                  TOTAL FOREIGN GOVERNMENT SECURITIES                      32,368,313    11,879,843    44,248,156

                                  FOREIGN CORPORATE BONDS--3.7% (G)
    1,725       650     2,375     America Movil S.A. de C.V. 144A 5.75%, 1/15/15 (b)(k)     1,718,255       647,459     2,365,714
              1,500     1,500     BP Capital Markets plc 2.75%, 12/29/06                                  1,499,476     1,499,476
      250                 250     Bombardier, Inc. 144A 6.30%, 5/1/14 (b)                     224,245                     224,245
    1,500       250     1,750     Coca-Cola HBC Finance BV 5.125%, 9/17/13                  1,546,830       257,805     1,804,635
    1,400       500     1,900     DBS Bank Ltd. 144A 5%, 11/15/19 (b)(f)                    1,399,343       499,766     1,899,109
                                  Deutsche Telekom International Finance BV
    2,500       500     3,000     8.50%, 6/15/10                                            3,011,898       602,379     3,614,277
              1,250     1,250     European Investment Bank 6%, 7/15/05 (n)                                  938,250       938,250
    2,000     1,250     3,250     HBOS plc 144A 5.375%, 11/29/49 (b)(f)                     2,049,526     1,280,954     3,330,480
              1,000     1,000     HQI Transelectric Chile SA 7.875%, 4/15/11                              1,164,050     1,164,050
                                  Hutchison Whampoa International Ltd. 144A 6.25%,
    3,000     2,000     5,000     1/24/14 (b)                                               3,114,825     2,076,550     5,191,375
    3,500     2,000     5,500     Korea Development Bank 5.50%, 11/13/12                    3,738,693     2,136,396     5,875,089
    1,250       750     2,000     Malaysia International Shipping Corp. Capital Ltd.
                                  144A 6.125%, 7/1/14 (b)                                   1,348,758       809,255     2,158,013
    2,500       500     3,000     Nordea Bank Sweden AB 144A 5.25%, 11/30/12 (b)            2,610,750       522,150     3,132,900
    1,500       500     2,000     Norske Skogindustrier ASA 144A 6.125%, 10/15/15 (b)       1,553,940       517,980     2,071,920
    1,806       347     2,153     Petropower I Funding Trust 144A 7.36%, 2/15/14 (b)        1,769,570       340,302     2,109,872
    1,500       500     2,000     St. George Bank Ltd. 144A 5.30%, 10/15/15 (b)             1,546,539       515,513     2,062,052
    2,000               2,000     Telecom Italia Capital 5.25%, 11/15/13                    2,047,776                   2,047,776
                750       750     Telecom Italia Capital 4%, 11/15/08                                       754,993       754,993
    1,000               1,000     Thomson Corp. (The) 4.25%, 8/15/09                        1,013,344                   1,013,344
    1,500       500     2,000     Thomson Corp. (The) 5.25%, 8/15/13                        1,563,195       521,065     2,084,260
    1,600       650     2,250     Westfield Capital Corp. 144A 5.125%, 11/15/14 (b)(k)      1,603,203       651,301     2,254,504
                                                                                          ------------ ------------- -------------

                                  TOTAL FOREIGN CORPORATE BONDS                            31,860,690    15,735,644    47,596,334

                                  COMMON STOCKS--55.7%
   69,100    24,100    93,200     Anadarko Petroleum Corp.                                  4,660,795     1,625,545     6,286,340
  171,900    60,700   232,600     Avocent Corp. (c)                                         6,119,640     2,160,920     8,280,560
  305,800   107,900   413,700     Bank of America Corp.                                    13,696,782     4,832,841    18,529,623
   94,100    33,100   127,200     Bank of New York Co., Inc. (The)                          3,054,486     1,074,426     4,128,912
   90,200    31,600   121,800     Brunswick Corp.                                           4,232,184     1,482,672     5,714,856
  449,800   157,800   607,600     Caesars Entertainment, Inc. (c)                           8,051,420     2,824,620    10,876,040
  177,000    62,700   239,700     CenturyTel, Inc.                                          5,679,930     2,012,043     7,691,973
  383,100   134,900   518,000     Cisco Systems, Inc. (c)                                   7,359,351     2,591,429     9,950,780
  127,401    44,500   171,901     Citigroup, Inc.                                           5,652,782     1,974,465     7,627,247
  121,700    42,400   164,100     Clorox Co. (The)                                          6,644,820     2,315,040     8,959,860

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
  347,800   122,100   469,900     Comcast Corp. Special Class A (c)                        10,100,112     3,545,784    13,645,896
  229,700    80,600   310,300     Computer Sciences Corp. (c)                              11,409,199     4,003,402    15,412,601
  141,000    50,000   191,000     Constellation Energy Group, Inc.                          5,727,420     2,031,000     7,758,420
  233,800    82,300   316,100     CVS Corp.                                                10,160,948     3,576,758    13,737,706
  183,500    65,000   248,500     Dell, Inc. (c)                                            6,433,510     2,278,900     8,712,410
  184,100    64,500   248,600     DENTSPLY International, Inc.                              9,575,041     3,354,645    12,929,686
  158,600    56,200   214,800     Du Pont (E.I.) de Nemours & Co.                           6,799,182     2,409,294     9,208,476
  527,200   185,700   712,900     EMC Corp. (c)                                             6,785,064     2,389,959     9,175,023
   88,400    31,000   119,400     Emerson Electric Co.                                      5,662,020     1,985,550     7,647,570
   91,700    32,500   124,200     Entergy Corp.                                             5,993,512     2,124,200     8,117,712
  116,600    40,900   157,500     Enterprise Products Partners L.P (j)                      2,688,796       943,154     3,631,950
  259,500    90,500   350,000     Exxon Mobil Corp.                                        12,772,590     4,454,410    17,227,000
   69,000    24,500    93,500     FedEx Corp.                                               6,287,280     2,232,440     8,519,720
  435,500   153,200   588,700     Fiserv, Inc. (c)                                         15,477,670     5,444,728    20,922,398
  142,800    50,200   193,000     Fisher Scientific International, Inc. (c)                 8,191,008     2,879,472    11,070,480
  761,600   265,600 1,027,200     General Electric Capital  Corp.                          25,985,792     9,062,272    35,048,064
  291,900   102,800   394,700     Harte-Hanks, Inc.                                         7,513,506     2,646,072    10,159,578
  156,200    54,700   210,900     Heinz (H.J.) Co.                                          5,677,870     1,988,345     7,666,215
  118,400    41,700   160,100     Hewitt Associates, Inc. Class A (c)                       3,318,752     1,168,851     4,487,603
  184,700    64,800   249,500     Intuit, Inc. (c)                                          8,377,992     2,939,328    11,317,320
  364,100   127,800   491,900     J.P. Morgan Chase & Co.                                  14,054,260     4,933,080    18,987,340
  280,700    98,500   379,200     Jacobs Engineering Group, Inc. (c)                       11,432,911     4,011,905    15,444,816
  185,100    65,300   250,400     Johnson & Johnson                                        10,806,138     3,812,214    14,618,352
  166,000    58,500   224,500     Kellogg Co.                                               7,138,000     2,515,500     9,653,500
  273,900    96,500   370,400     Manor Care, Inc.                                          8,967,486     3,159,410    12,126,896
  122,500    42,900   165,400     Manpower, Inc.                                            5,543,125     1,941,225     7,484,350
  254,300    89,500   343,800     Marriott International, Inc. Class A                     13,856,807     4,876,855    18,733,662
  296,000   104,000   400,000     Mellon Financial Corp.                                    8,554,400     3,005,600    11,560,000
  133,300    47,200   180,500     Merrill Lynch & Co., Inc.                                 7,190,202     2,545,968     9,736,170
  430,500   151,100   581,600     Microsoft Corp.                                          12,049,695     4,229,289    16,278,984
  226,800    79,500   306,300     Morgan Stanley                                           11,587,212     4,061,655    15,648,867
   54,500    19,100    73,600     NIKE, Inc. Class B                                        4,431,395     1,553,021     5,984,416
  235,200    82,500   317,700     Norfolk Southern Corp.                                    7,985,040     2,800,875    10,785,915
  210,400    74,200   284,600     Patterson-UTI Energy, Inc.                                4,045,992     1,426,866     5,472,858
  680,400   239,300   919,700     Pfizer, Inc.                                             19,697,580     6,927,735    26,625,315
  181,300    64,300   245,600     Procter & Gamble Co. (The)                                9,278,934     3,290,874    12,569,808
   73,600    25,800    99,400     Ryder System, Inc.                                        3,687,360     1,292,580     4,979,940
  425,900   149,900   575,800     SBC Communications, Inc.                                 10,758,234     3,786,474    14,544,708
1,090,200   380,200 1,470,400     Time Warner, Inc. (c)(j)                                 18,140,928     6,326,528    24,467,456
  137,100    48,600   185,700     U.S. Bancorp                                              3,922,431     1,390,446     5,312,877
   73,200    25,900    99,100     Union Pacific Corp.                                       4,609,404     1,630,923     6,240,327
  112,000    39,900   151,900     United Technologies Corp.                                10,395,840     3,703,518    14,099,358
  325,100   114,400   439,500     Verizon Communications, Inc.                             12,711,410     4,473,040    17,184,450
  236,600    83,500   320,100     Wachovia Corp.                                           11,643,086     4,109,035    15,752,121
  433,000   151,400   584,400     Walt Disney Co. (The)                                    10,920,260     3,818,308    14,738,568
  256,500    90,600   347,100     Wells Fargo & Co.                                        15,318,180     5,410,632    20,728,812

------------------------------    ------------------------------------------------------- ------------ ------------- -------------
Shares or Par Value                                                                       Market Value
         Phoenix                                                                                        Phoenix
Phoenix  Strategic  Pro Forma                                                              Phoenix      Strategic     Pro Forma
Balanced Allocation Combining                                                              Balanced     Allocation    Combining
Fund     Fund       Portfolios    DESCRIPTION                                              Fund         Fund          Portfolios
------------------------------    ------------------------------------------------------- ------------ ------------- -------------
  229,000    81,000   310,000     Wyeth                                                  9,079,850      3,211,650      12,291,500
   85,600    30,100   115,700     Yellow Roadway Corp. (c)                               4,107,944      1,444,499       5,552,443
  116,500    41,200   157,700     Yum! Brands, Inc.                                      5,067,750      1,792,200       6,859,950
                                                                                       ------------  -------------   --------------

                                  TOTAL COMMON STOCKS                                  517,071,308    181,834,470     698,905,778

                                  FOREIGN COMMON STOCKS--0.3% (G)
  193,000    68,300   261,300     Flextronics International Ltd. (Singapore) (c)         2,325,650        823,015       3,148,665
  128,400    45,000   173,400     Ingersoll-Rand Co. Class A                             8,787,696      3,079,800      11,867,496
                                                                                       ------------  -------------   --------------

                                  TOTAL FOREIGN COMMON STOCKS                           11,113,346      3,902,815      15,016,161

                                  EXCHANGE TRADED FUNDS--0.5%
   44,400    16,000    60,400     SPDR Trust Series I                                    5,026,080      1,811,200       6,837,280
                                                                                       ------------  -------------   --------------

                                  TOTAL EXCHANGE TRADED FUNDS                            5,026,080      1,811,200       6,837,280

                                  SHORT-TERM OBLIGATIONS--2.5%
2,794,750           2,794,750     AIM Short Term Investment Trust Liquid Assets
                                  Portfolio-Institutional Shares (1.73% seven day
                                  effective yield) (l)                                   2,794,750                      2,794,750
1,475,000           1,475,000     CAFCO LLC. 1.84%, 11/1/04                              1,475,000                      1,475,000
5,655,000           5,655,000     Pitney Bowes Inc. 1.75%, 11/1/04                       5,655,000                      5,655,000
          2,455,000 2,455,000     UBS Finance Delaware LLC 1.84%, 11/1/04                               2,454,749       2,454,749
5,000,000           5,000,000     Bristol-Myers Squibb Co. 1.84%, 11/2/04                4,999,744                      4,999,744
4,955,000           4,955,000     Bristol-Myers Squibb Co. 1.77%, 11/3/04                4,954,513                      4,954,513
          1,865,000 1,865,000     International Lease Finance Corp. 1.75%, 11/4/04                      1,864,547       1,864,547
3,490,000           3,490,000     Du Pont (E.I.) de Nemours & Co. 1.75%, 11/5/04         3,489,321                      3,489,321
            250,000   250,000     Bristol-Myers Squibb Co. 1.76%, 11/8/04                                 249,890         249,890
          2,100,000 2,100,000     Wal-Mart Stores, Inc. 1.75%, 11/8/04                                  2,099,081       2,099,081
1,895,000           1,895,000     Bristol-Myers Squibb Co. 1.86%, 11/18/04               1,893,336                      1,893,336
  500,000             500,000     Danske Corp. 1.81%, 11/24/04                             499,445                        499,445
              1,250     1,250     Fannie Mae 1.50%, 5/3/05                                              1,245,463       1,245,463
                                                                                       ------------  -------------   --------------

                                  TOTAL SHORT-TERM OBLIGATIONS                          25,761,109      7,913,730      33,674,839

                                  TOTAL INVESTMENTS--100.2%                            945,534,207    333,640,358   1,279,174,565(a)
                                  (Identified cost $858,715,834 and $307,236,636)
                                  Other assets and liabilities, net--(0.2)%             (2,337,033)      (494,116)     (2,831,149)
                                                                                       ------------  -------------  ---------------


                                  NET ASSETS--100.0%                                 $ 943,197,174  $ 333,146,242  $1,276,343,416


                                  (a) Federal Income Tax Information: Net
                                  unrealized appreciation of investment
                                  securities is comprised of gross appreciation of $98,519,597 and $30,868,012 and gross depreciation of $12,757,277 and $4,584,885 for
                                  federal income tax purposes. At October 31, 2004, the aggregate cost of securities for federal income tax purposes was $859,771,887 and $307,357,231.

Phoenix Balanced Fund/Phoenix Strategic Allocation Fund

 Pro Forma Combining Schedule of Investments

 October 31, 2004 (Unaudited)

                                  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to a value of $58,544,729, or 4.6% of net assets.
                                  (c) Non-income producing.
                                  (d) Par value represents Euro.
                                  (e) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31,2004, these securities amounted to $5,499,305 or 0.4% of net assets.
                                  (f) Variable or step coupon security; interest rate shown reflects the rate currently in effect. (g) Foreign Corporate Bonds and Foreign Common Stocks are determined based on the country in which the security is issued.
                                  (h) All or a portion segregated as collateral for when-issued securities.
                                  (i) Par value represents New Zealand Dollar.
                                  (j) All or a portion of security is on loan.
                                  (k) When-issued security.
                                  (l) Represents security purchased with cash collateral received for securities on loan.
                                  (m) Regulation S Security. Security is offered and sold outside the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
                                  (n) Par value represents Australian Dollar.


                                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

Phoenix Balanced Fund/Phoenix Strategic Allocation Fund

Pro Forma Combining Statement of Assets and Liabilities

October 31, 2004 (Unaudited)

                                                             --------------  ------------    -------------      ---------------
                                                                             Phoenix
                                                             Phoenix         Strategic                          Pro Forma
                                                             Balanced        Allocation      Adjustments        Combining
                                                             Fund            Fund                               Portfolios
                                                             --------------  ------------    -------------      ---------------

ASSETS
Investment securities at value
   (Identified cost $858,715,834 including
   $2,713,756 of securities on
   loan, $307,236,636 and $1,165,952,088)                 $    945,534,207  $333,640,358                       $ 1,279,174,565
                                                             --------------  ------------    -------------      ---------------

Cash                                                                 2,795           -0-           (2,795)                 -0-
Receivables
   Dividends and Interest                                        5,077,739     1,690,643                             6,768,382
   Investment securities sold                                      556,997             -                               556,997
   Fund shares sold                                                 81,983          (681)                               81,302
Prepaid expenses                                                    39,243        13,018                                52,261
Trustee retainer                                                     1,787             -                                 1,787
                                                             --------------  ------------    -------------      ---------------

      Total assets                                             951,294,751   335,321,315           (2,795)       1,286,635,294
                                                             --------------  ------------    -------------      ---------------

LIABILITIES
Payables
   To Custodian                                                        -0-        22,023           (2,795)              19,228
   Investment securities purchased                               3,311,191     1,294,722                             4,605,913
   Fund shares repurchased                                         893,632       324,714                             1,218,346
   Collateral on securities loaned                               2,794,750             -                             2,794,750
   Taxes Payable                                                         -        23,200                                23,200
   Investment advisory fee                                         437,967       182,774                               620,741
   Transfer agent fee                                              278,456       117,542                               395,998
   Distribution and service fees                                   209,726       140,622                               350,348
   Financial agent fee                                              52,559        20,217                                72,776
Accrued expenses                                                   119,296        71,282                               190,578
                                                             --------------  ------------    -------------      ---------------

      Total liabilities                                          8,097,577     2,175,073           (2,795)          10,291,878
                                                             --------------  ------------    -------------      ---------------

NET ASSETS                                                  $  943,197,174  $333,146,242                -      $ 1,276,343,416
                                                             ==============  ============    =============      ===============

Net Assets Consist of:
Capital paid in on shares of beneficial interest            $  819,177,701  $295,592,856    $  11,146,439 (b)  $ 1,125,916,996
Undistributed net investment income (loss)                       1,854,772     1,871,557       (1,871,557)(b)  $     1,854,772
Accumulated net realized gain (loss)                            35,343,525     9,274,882       (9,274,882)(b)  $    35,343,525
Net unrealized appreciation                                     86,821,176    26,406,947                -          113,228,123
                                                             --------------  ------------    -------------      ---------------

Net Assets                                                  $ 943,197,174   $333,146,242    $           -      $ 1,276,343,416
                                                             ==============  ============    =============      ===============

CLASS A
Shares of beneficial interest outstanding, no par value,
unlimited authorization                                         61,840,221    14,488,339          351,556(a)        76,680,116
Net assets                                                  $  926,382,777  $222,305,528                       $ 1,148,688,305


Net asset value per share                                   $       14.98   $      15.34                       $         14.98



                                                               B-10


Phoenix Balanced Fund/Phoenix Strategic Allocation Fund

Pro Forma Combining Statement of Assets and Liabilities

October 31, 2004 (Unaudited)


                                                             --------------  ------------    -------------      ---------------
                                                                             Phoenix
                                                             Phoenix         Strategic                          Pro Forma
                                                             Balanced        Allocation      Adjustments        Combining
                                                             Fund            Fund                               Portfolios
                                                             --------------  ------------    -------------      ---------------

                                                            $        15.89  $      16.28                       $         15.89
Offering price per share NAV/(1- 5.75%)

CLASS B
Shares of beneficial interest outstanding, no par value,
unlimited authorization                                          1,125,876       744,293            6,649(a)         1,876,818
Net assets                                                  $   16,814,397  $ 11,214,946                       $    28,029,343


Net asset value and offering price per share                $        14.93  $      15.07                       $         14.93

CLASS C
Shares of beneficial interest outstanding                                0     6,617,582           53,265(a)         6,670,846
Net assets                                                  $            0  $ 99,625,768                       $    99,625,768


Net asset value and offering price per share                $         0.00  $      15.05                       $         14.93


(a) Adjustment reflects additional shares issued in conversion.
(b) Adjustment reflects closing entry of capital accounts for target fund.


                                          See Notes to Pro Forma Financial Statements.

Phoenix Balanced Fund/Phoenix Strategic Allocation Fund
 Pro Forma Combining Statement of Operations
 For the year ended October 31, 2004 (Unaudited)


                                                            ------------- --------------  --------------   ---------------
                                                                          Phoenix
                                                            Phoenix       Strategic                        Pro Forma
                                                            Balanced      Allocation       Adjustments     Combining
                                                            Fund          Fund                             Portfolios
                                                            ------------- --------------  --------------   ---------------
INVESTMENT INCOME
Interest                                                  $   21,874,840  $   6,126,111   $              $     28,000,951
Dividends                                                      8,363,218      2,398,812                        10,762,030
Security lending                                                   4,269          1,407                             5,676
Foreign taxes withheld                                            (7,731)         (154)                           (7,885)
                                                            ------------- --------------  --------------   ---------------


Total investment income                                       30,234,596      8,526,176                        38,760,772
                                                            ------------- --------------  --------------   ---------------


EXPENSES
Investment advisory fee                                        5,474,743      1,829,117       (250,889)(c)      7,052,971
Service fees - Class A                                         2,445,588        542,203           (426)         2,987,365
Distribution and service fees - Class B                          189,256         92,082           (286)           281,052
Distribution and service fees - Class C                                -        553,137         322,293(b)        875,430
Financial agent fee                                              660,404        208,331        (52,379)(a)        816,356
Transfer agent                                                 1,457,727        446,222        (21,349)         1,882,600
Registration                                                      14,814         44,517          3,980             63,311
Printing                                                         163,432         57,693        (30,842)           190,283
Professional                                                      38,809         31,175        (31,330)            38,654
Custodian                                                        123,722         50,941        (41,021)           133,642
Trustees                                                          33,309         30,197        (28,762)            34,744
Miscellaneous                                                     64,934         37,898        (16,134)            86,698
                                                            ------------- --------------  --------------   ---------------


Total expenses                                                10,666,738      3,923,514       (147,145)        14,443,107
Custodian fees paid indirectly                                   (1,106)          (266)          1,372                  -
Management Fee Waiver                                                  -              -              -                  -
                                                            ------------- --------------  --------------   ---------------


Net expenses                                                  10,665,632      3,923,248       (145,773)        14,443,107
                                                            ------------- --------------  --------------   ---------------


NET INVESTMENT INCOME (LOSS)                                  19,568,964      4,602,928        145,773         24,317,665


                                                               B-12

                                                            ------------- --------------  --------------   ---------------
                                                                          Phoenix
                                                            Phoenix       Strategic                        Pro Forma
                                                            Balanced      Allocation       Adjustments     Combining
                                                            Fund          Fund                             Portfolios
                                                            ------------- --------------  --------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities                        89,480,661     20,530,939               -       110,011,600
Net realized gain (loss) on foreign currency                      45,229         40,481               -            85,710
Net realized gain (loss) on swap agreements                        4,939              -               -             4,939
Net change in unrealized appreciation (depreciation) on
investments                                                 (41,185,260)      1,359,838               -      (39,825,422)
Net change in unrealized appreciation (depreciation) on
foreign currency transactions.                                     1,449          3,502               -             4,951
                                                                                                      -
Net gain (loss)  on investments                               48,347,018     21,934,759               -        70,281,777
                                                            ------------- --------------  --------------   ---------------


NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                $   67,915,982 $   26,537,687  $      145,773   $    94,599,442
                                                            ============= ==============  ==============   ===============


Adjustments:
(a) Fees were adjusted to reflect the application of the fee schedule put into effect at 1/1/05.
(b) Fees adjusted to assume Class C was in effect for a full year
(c) Combined ANA is over one billion first tier of management fee therefore equals blended rate.

Note: The expenses for Balanced are based on the expense schedule which became effective 10/31/04.

                                        See Notes to Pro Forma Financial Statements.

PHOENIX BALANCED FUND/ PHOENIX STRATEGIC ALLOCATION FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
OCTOBER 31, 2004 (UNAUDITED)

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix-Strategic Allocation Fund ("Strategic Allocation") into the Phoenix Balanced Fund ("Balanced") (the "Reorganization"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all of the assets of Strategic Allocation to Balanced and the subsequent liquidation of Strategic Allocation. The accounting survivor in the proposed merger will be Balanced. This is because the Surviving Fund will invest in a style that is similar to the way in which Balanced is currently operated (including hedging and investment in debt securities). Additionally, Balanced has a significantly larger asset base than Strategic Allocation.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Strategic Allocation and Balanced are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Balanced which would have been issued at October 31, 2004 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of October 31, 2004, of Strategic Allocation Class A of $222,305,528 and the net asset value of Balanced Class A of $14.98; the net assets of Strategic Allocation Class B of $11,214,946 and the net asset value of Balanced Class B of $14.93; the net assets of Strategic Allocation Class C of $99,625,768 and the net asset value of Balanced Class C of $14.93. Class C Shares of Balanced will first become available no later than the date of Reorganization. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on the expense schedule of Balanced which became effective October 31, 2004, the actual expenses of Strategic Allocation and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Balanced at the combined level of average net assets for the period ended October 31, 2004.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

5. COMPLIANCE

As of the pro forma date, October 31, 2004, all the securities held by the Merging Series would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Series has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Series intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

                               PHOENIX SERIES FUND

                                     PART C

                                OTHER INFORMATION

Item 15.    Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Agreement and Transfer Agency Agreement provides that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

Item 16.    Exhibits:

1. Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 30, 2000 ("Post Effective Amendment No. 92").

2.       Bylaws. Incorporated by reference to Post-Effective Amendment No. 92.

3.       Not applicable.

4.       Agreement and Plan of Reorganization. Exhibit A to the
         Prospectus/Information Statement contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Amended and Restated Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Registrant. Incorporated by reference to Post- Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 27, 2004 ("Post-Effective Amendment No. 96").

6(b).* Subadvisory Agreement between PIC and Engemann Asset Management dated January 1, 2005, filed via EDGAR herewith.

7(a). Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO"). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A filed with the SEC on December 29, 1997 ("Post-Effective Amendment No. 85").

7(b). Form of Sales Agreement between PEPCO and dealers. Incorporated by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 25, 2005 ("Post-Effective Amendment No. 97").

8.*      Form of Deferred Compensation Plan filed via EDGAR herewith.

9(a). Master Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 85.

9(b). Amendment dated February 10, 2000 to Master Custodian Contract between Phoenix Series Fund and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 96.

9(c). Amendment dated July 2, 2001 to Master Custodian Contract between Phoenix Series Fund and State Street Bank and Trust Company. Incorporated by reference to Post- Effective Amendment No. 96.

9(d). Amendment dated May 10, 2002 to Master Custodian Contract between Phoenix Series Fund and State Street Bank and Trust Company. Incorporated by reference to Post- Effective Amendment No. 96.

10(a). Class A Shares Amended and Restated Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 85.

10(b). Class B Shares Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A filed with the SEC on September 11, 2000 ("Post-Effective Amendment No. 91").

10(c). Class C Shares Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 91.

10(d). First Amendment to Class A Shares Amended and Restated Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 96.

10(e). 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 97.

10(f). First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 97.

10(g). Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 97.

11. Opinion and consent of Matthew A. Swendiman, Esq. To be filed by amendment.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13(a). Transfer Agency and Service Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 27, 1997.

13(b). Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 85.

13(c). Sub-Transfer Agent Agreement between PEPCO and State Street Bank & Trust Company. Incorporated by reference to Post-Effective Amendment No. 85.

13(d). First Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A filed with the SEC on March 1, 1999 ("Post-Effective Amendment No. 87").

13(e). Second Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 87.

13(f). Third Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 96.

13(g). Fourth Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 97.

13(h). First Amendment to the Transfer Agency and Service Agreement between Phoenix Series Fund and PEPCO. Incorporated by reference to Post-Effective Amendment No. 97.

14(a).*  Consent of independent registered public accounting firm
         PricewaterhouseCoopers LLP, filed via EDGAR herewith.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 97.

17.      Not applicable.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 4th day of April, 2005.

                                                   PHOENIX SERIES FUND

                                                   By:    /s/ Daniel T. Geraci
                                                          --------------------
                                                   Name:  Daniel T. Geraci
                                                   Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 4th day of April, 2005.

Signatures                          Title
----------                          -----

/s/ E. Virgil Conway                Trustee
--------------------
E. Virgil Conway*

/s/ Nancy G. Curtiss                Treasurer (Principal Financial and
--------------------                Accounting Officer)
Nancy G. Curtiss

/s/ Harry Dalzell-Payne             Trustee
-----------------------
Harry Dalzell-Payne*

/s/ S. Leland Dill                  Trustee
------------------
S. Leland Dill*

/s/ Daniel T. Geraci                President (Principal Executive Officer)
--------------------
Daniel T. Geraci

/s/ Francis E. Jeffries             Trustee
-----------------------
Francis E. Jeffries*

/s/ Leroy Keith, Jr.                Trustee
--------------------
Leroy Keith, Jr.*

/s/ Marilyn E. LaMarche             Trustee
-----------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin            Chairman
------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara           Trustee
-------------------------
Geraldine M. McNamara*

/s/ Everett L. Morris               Trustee
---------------------
Everett L. Morris*

/s/ James M. Oates                  Trustee
------------------
James M. Oates*

/s/ Donald B. Romans                Trustee
--------------------
Donald B. Romans*

/s/ Richard E. Segerson             Trustee
-----------------------
Richard E. Segerson*

/s/ Ferdinand L. J. Verdonck        Trustee
----------------------------
Ferdinand L. J. Verdonck*

/s/ Lowell P. Weicker, Jr.          Trustee
--------------------------
Lowell P. Weicker, Jr.*

* By: /s/ Daniel T. Geraci
      --------------------
         Daniel T. Geraci
         Attorney-in-fact, pursuant to powers of attorney.

                                      S-2